As filed with the Securities and Exchange Commission on December 16, 2025
1933 Act Registration File No. 333-269217
1940 Act File No. 811-23850

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	19	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	20	[X]

ARISTOTLE FUNDS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025
(Address of Principal Executive Offices) (Zip Code)
(310) 478-4005
(Registrant’s Telephone Number, Including Area Code)
Richard Schweitzer
c/o Aristotle Investment Services, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, CA 90025
(Name and Address of Agent for Service)

With a copy to

Rachael Schwartz, Esq.
Sullivan & Worcester LLP
1251 Avenue of the Americas
19th Floor
New York, NY 10020

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on _________ pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	on _________ pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[X]	on March 2, 2026 pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Explanatory Note: This Post-Effective Amendment No. 19 to the Registration Statement of Aristotle Funds Series Trust (the "Trust") is being filed to register the Aristotle Pacific Exclusive Fund Series C as a new series of the Trust.

SUBJECT TO COMPLETION
Dated December 16, 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

Prospectus dated [ ], 2026

FUND	TICKER SYMBOL
Aristotle Pacific EXclusive Fund Series C	APXCX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Where To Go for More Information	back cover of this Prospectus
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Aristotle Pacific EXclusive Fund Series C
Investment Goal
Aristotle Pacific EXclusive Fund Series C (the “Fund”) seeks to provide total return, primarily consisting of current income.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. If these fees were included, the fees and expenses shown would be higher.
Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	None
Distribution (12b-1) and/or Service Fee	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.00%

[1]
The Fund does not pay a management fee to Aristotle Investment Services, LLC (the “Adviser” or “AIS”), nor does Aristotle Pacific Capital, LLC (the “Sub-Adviser” or “Aristotle Pacific”) receive a sub-advisory fee from the Adviser for its provision of services to the Fund. Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program maintained by the program’s registered investment adviser and/or broker-dealer (a “Wrap Sponsor”) and for which the Sub-Adviser is providing advisory and other similar services for compensation and (ii) institutional advisory clients of the Sub-Adviser. Such shareholders pay a fee to the Wrap Sponsor or to the Sub-Adviser pursuant to the terms of the applicable agreement. Participants in a wrap fee program should review the program brochure and other literature provided by the Wrap Sponsor for a discussion of fees and expenses charged and paid to the Sub-Adviser. Shareholders of the Fund pay no additional fees or expenses to purchase shares of the Fund.

[2]	Based on estimated amounts for the current fiscal year.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Aristotle Funds Series Trust (the “Trust”) or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver (expense limitation), which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

1 Year	3 Years
$0	$0
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.
Principal Investment Strategies
In pursuing its investment goal, the Fund will primarily invest in securities of collateralized loan obligations (“CLOs”) issued in the U.S. market that are backed by a pool of non-investment grade senior secured loans and other instruments (such as senior unsecured loans, “covenant lite” loans (loans which have few or no financial maintenance covenants), subordinated corporate loans and high yield bonds) selected by the CLO’s manager.
The Fund will principally invest its assets in the mezzanine tranches (generally, notes of CLOs rated by a nationally recognized statistical rating organization or “NRSRO” between BBB+ and B-) of U.S. broadly syndicated CLOs. The Fund may invest without limit in the junior mezzanine tranches, which are securities rated below investment grade, commonly referred to as “high yield” or “junk bonds” and are regarded as speculative with respect to the issuer’s ability to pay interest or repay principal. The Fund’s investments in mezzanine tranches of CLOs are subordinate to the higher-rated tranches of such CLOs (i.e., higher rated tranches have payment priority over mezzanine tranches held by the Fund) and are anticipated to generate high current income. The Fund seeks to invest in CLO securities that the Sub-Adviser believes have the potential to generate attractive risk-adjusted returns.
Although the Fund will focus its investments in the mezzanine tranches of CLOs, it may also invest in the senior or investment grade tranches of CLOs and may invest its assets in the unrated subordinated or equity tranches of CLOs. No more than 30% of the Fund’s assets may be in CLOs managed by a single collateral manager and the Fund may not invest more than 20% of its assets in any single CLO.
The Fund may also invest in other related securities and instruments that are consistent with its investment objectives, including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”). Investments in RMBS and ABS may span a broad segment of consumer creditworthiness segments, which includes exposure to prime, near-prime and subprime consumers. The Fund may also invest without limit in below investment grade fixed income securities and other income-producing instruments. Those instruments include high yield, high risk bonds, commonly referred to as “junk bonds.” Such “junk bonds” also may be considered to possess some speculative characteristics.
The Fund may use leverage as and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and expects to obtain leverage, if any, primarily through reverse repurchase agreements. The Fund may invest in money market instruments and U.S. Government securities on a temporary basis for defensive purposes during adverse market conditions or for cash management purposes. The Fund may invest its assets in illiquid or thinly traded securities. The Fund’s investments in CLOs, ABS, and other debt instruments may include privately issued debt, including
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securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The Fund is a non-diversified investment company.
Fundamental Research Process.
The Sub-Adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the Sub-Adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the Sub-Adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance its debt obligations. The Sub-Adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the Sub-Adviser may invest in instruments that it believes have the potential for capital appreciation.
Individual investment selection is based on the Sub-Adviser’s fundamental research process. An investment is generally sold when the Sub-Adviser believes that the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
•Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Federal Reserve policy in response to market conditions may adversely affect the value, volatility and liquidity of debt securities.
•Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.
•Collateralized Loan Obligations Risk: The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). CLOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail below. CLO Equity may be unrated or non-investment grade. As a holder of CLO Equity, the Fund will have limited remedies available upon the default of the CLO. CLOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CLOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CLOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CLOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CLOs must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLOs, no other assets will be available for payment of the deficiency and following realization of the CLOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CLO Collateral may consist of high-yield debt securities, loans, asset-backed securities and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
•High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.
•Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market
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conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Further, the lack of an established secondary market for floating rate loans may make it more difficult to value illiquid loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund.
•Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. During periods when the Federal Reserve raises interest rates, the Fund may be subject to heightened levels of interest rate risk. As interest rates rise, the value of fixed income investments will generally decrease.
•Sector Focus Risk: The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.
•Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.
•Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper a CLO’s ability to buy or sell loans and negatively affect the transaction price. Prices of below investment grade loans are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
A significant portion of the floating rate loans held by a CLO may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the CLO, which could adversely impact lower tranche noteholders of such CLO. A CLO is also subject to credit risk with respect to the issuer of the loan, and an issuer’s long-term ability to make payments on below investment grade loans is considered speculative. Investments in junior loans involve a higher degree of overall risk.
U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.
•Private Placement Risk: Privately issued securities are restricted securities that are not publicly traded. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities.
•Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities, including CLOs transactions, are subject to certain risks affecting the housing market, the market for the assets underlying such securities or the issuers of such securities. These securities may also be subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk or credit risk (the risk that mortgage-related and other asset-backed securities have exposure to borrowers with lower credit ratings/scores, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages or debt obligations sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies, if applicable, are subject to
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varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations).
•U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if those entities are not able to meet their financial obligations.
•Reverse Repurchase Agreement Risk: Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.
•Leverage Risk: Leverage occurs when the Fund increases its assets available for investment using borrowings or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
•Non-Diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund shares may be more volatile than the values of shares of more diversified funds.
•Securities Lending Risk: To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.
Performance
The Fund has not yet commenced operations and does not have a full calendar year of performance available. Accordingly, performance data is not included.
Management
Investment Adviser – Aristotle Investment Services, LLC
Sub-Adviser and Portfolio Managers – Aristotle Pacific Capital, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jeff Klingelhofer, CFA, Managing Director and Portfolio Manager	Since 2026
Andrew Ross, CFA, FRM, CAIA, Managing Director and Portfolio Manager	Since 2026
Purchase and Sale of Fund Shares
Shares of the Fund are purchased at the relevant net asset value (“NAV”) without a sales charge or other fee.
Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program maintained by the program’s Wrap Sponsor and for which the Sub-Adviser is providing advisory and other similar services for compensation and (ii) institutional advisory clients of the Sub-Adviser. Shares of the fund are not generally available to the public.
There are no maximum or minimum investment requirements.
Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless a shareholder is investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
Participants in a wrap fee program will pay a wrap fee to the Wrap Sponsor. You should read carefully the wrap fee program brochure provided to you by the Wrap Sponsor. The brochure is required to include information about the fees charged to you by the Wrap Sponsor and the fees paid by such sponsor to the Sub-Adviser and its affiliates. Ask your Wrap Sponsor or visit your Wrap Sponsor’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
Please read this Prospectus carefully before investing or sending money and keep it for future reference. You should read the complete description of the Fund in this Prospectus and be aware that any time you invest, there is a risk of loss of money.
The following provides general investment information that applies to the Fund offered in this Prospectus, unless otherwise noted. For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings as well as the Fund’s non-principal investment strategies and descriptions of securities, see the Fund’s Statement of Additional Information (“SAI”).
General Investment Information
The Fund is subject to regulation under the 1940 Act and is classified as non-diversified under the 1940 Act. Although the Fund may have investment goals that resemble other mutual funds managed by the Adviser or Sub-Adviser, they may not have the same underlying holdings or performance as those other mutual funds. The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“IRC”). The Fund’s stated investment goals are not fundamental and can be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of the Fund without shareholder approval.
The Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or credit ratings. These investment policies apply at the time the investment is made so the Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, the Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions.
Duration is a mathematical measure of the Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the NAV of the Fund or security for every 1% change in interest rates. So, the longer the Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, the Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than the Fund with a short average duration (generally less than 3 years). For example, if the Fund has a weighted average duration of 5 years, its NAV would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).
Weighted average maturity is the average of the current maturities of all bonds held by the Fund, calculated to weight more heavily those bonds held in higher dollar values by the Fund. Weighted average maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the weighted average maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the weighted average maturity of a fund. Therefore, in the case of the Fund which holds mortgage-related securities, asset-backed securities and similar types of securities, the weighted average maturity of the Fund is equivalent to its weighted average life. Weighted average life is the weighted average maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions.
The portfolio turnover rate excludes the purchase and sale of certain investments such as investments made on shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, the Fund may have a higher portfolio turnover rate than as disclosed in its Fund summary.
In connection with the commencement of operations for a new Fund, the Fund may temporarily deviate from investment guidelines (including holdings in cash and cash equivalents) in order to reasonably and economically obtain market exposure and manage cash flows.
The Fund is impacted by the liquidity of its investments. Liquidity risk for the Fund is defined as the risk that such Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in that Fund. To address this risk, unless otherwise noted, the Fund may hold some cash or cash equivalents and may participate in a liquidity facility for redemption purposes.
The Fund may hold illiquid investments from time to time, depending upon market conditions and events. An illiquid investment is defined as an investment not reasonably expected to be sold or disposed of under current market conditions in seven calendar days or less without significantly changing the value of the investment. An investment, even one that is generally very liquid, may become less liquid or illiquid. The Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. If the value of the Fund’s illiquid investments exceeds 15%, that Fund may not make any additional purchases of illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), the Fund’s net assets are in excess of 15% of illiquid investments, AIS will take appropriate steps to address the liquidity of that Fund in accordance with the Trust’s Liquidity Risk Management Program.
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The Fund may (but is not required to) take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, industry, political or other conditions to try to protect the Fund from potential loss, for redemptions, at start-up of the Fund, in connection with the liquidation of the Fund. These shifts may alter the risk/return characteristics of the Fund and cause the Fund to miss investment opportunities and not to achieve its investment goal. Temporary defensive positions could detract from investment performance in a period of rising market prices but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, such investment decisions may not anticipate market trends successfully. For further information on the types of investments that the Fund may make while assuming a temporary defensive position, see the SAI, which can be obtained as described in the Where to Go for More Information section of this Prospectus.
The investment objective and principal investment strategies of the Fund are described in the Fund Summary section of this Prospectus.
Additional Information About Principal Risks
Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Fund as they are in the Fund Summaries sections. The following provides additional information about the principal risks of the Fund identified in the Fund Summaries section.
Performance of the Fund will vary – Performance is affected by changes in the economy and financial markets. The value of the Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.
•Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for the Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for the Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.
•Collateralized Loan Obligations Risk. The risks of investing in CLO securities include both the credit risk associated with the underlying loans combined with the risks associated with the CLO structure governing the priority of payments (and any legal and counterparty risk associated with carrying out the priority of payments). CLOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail below. CLO Equity may be unrated or non-investment grade. As a holder of CLO Equity, the Fund will have limited remedies available upon the default of the CLO. The Fund may be unable to find a sufficient number of attractive opportunities to meet its investment objective or fully invest its committed capital. For example, from time to time, the market for CLO transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. CLOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CLOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CLOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CLOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CLO (“CLO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CLOs must rely solely on distributions on the CLO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CLO Collateral are insufficient to make payments on the CLOs, no other assets will be available for payment of the deficiency and following realization of the CLOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CLO Collateral may consist of high-yield debt securities, loans, asset-backed securities and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
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•Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant NAV deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.
Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. The Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Sub-Adviser to be of comparable quality. High-Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Sub-Adviser. Investment Grade Debt Instruments are those defined as (i) securities rated BBB-/Baa3 or higher by a nationally recognized statistical rating organization (“NRSRO” or “Rating Agencies”), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by the Sub-Adviser to be of comparable quality, each at the time of purchase. “Split-rated” securities, i.e., when two or more NRSROs assign different ratings for the same security, are deemed to be of investment grade if at least one of the ratings of the security is comparable to or higher than the ratings disclosed above. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those that are at the time of the investment unrated or rated by an NRSRO lower than, for example, Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch and S&P, or Caa for Moody’s, for example, indicate a current vulnerability for default (“stressed”). Ratings below those levels indicate a higher vulnerability to default (“distressed”) or default itself. A rating of D for S&P indicates that the security has defaulted.
Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used NRSRO and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the SAI.
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Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D
1    Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.
2    Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.
3    Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
•Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Federal Reserve policy in response to market conditions may adversely affect the value, volatility and liquidity of debt securities.
•Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to the Fund. As a result, the Fund that invests in floating rate loans may be subject to greater liquidity risk than the Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to the Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. An issuer’s long-term ability to make payments on below investment grade loans is considered speculative. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, the Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, the Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, the Fund succeeds to all the rights
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and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. The Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.
In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.
Prices of below investment grade loans are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.
Floating rate loans generally are subject to restrictions on transfer and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.
A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrowers may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect the Fund’s performance. To the extent the Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.
A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. Covenant lite loans generally do not include terms which allow a lender to take action based on a borrower’s performance relative to its covenants. Such actions may include the ability to renegotiate and/or re-set the credit spread on the loan with a borrower, and even to declare a default or force the borrower into bankruptcy restructuring if certain criteria are breached. Covenant lite loans typically still provide lenders with other covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in, or has exposure to, covenant lite loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in, or exposure to, loans with additional or more conventional covenants.
Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede the Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for the Fund to raise cash to pay investors when they redeem their shares in the Fund. The Fund may then have to sell its floating rate loans or other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders, or take other actions to meet
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short-term liquidity needs in order to satisfy redemption requests from Fund shareholders and may be adversely impacted. These actions may impact the Fund’s performance (in the case of holding cash or selling securities) or increase the Fund’s expenses (in the case of borrowing).
It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to the Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, the Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.
•High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies or governments that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.
•Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions, and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. During periods when the Federal Reserve raises interest rates, the Fund may be subject to heightened levels of interest rate risk. Floating or adjustable-rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.
•Leverage Risk: Some transactions may give rise to a form of economic leverage. Leverage occurs when the Fund increases its assets available for investment using borrowings or similar instruments or techniques. Use of leverage can produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. As an open-end investment company registered with the U.S. Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the 1940 Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. There can be no guarantee that a leveraging strategy will be successful.
•Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over
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time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions (including financial distress, or geopolitical events such as sanctions, trading halts or wars) or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations are not readily available or reliable for these investments, the securities or other investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s NAV. The lack of an established secondary market for floating rate loans may make it more difficult to value illiquid loans, exposing the Fund to the risk that the price at which it sells loans will be less than the price at which they were valued when held by the Fund. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede the Fund’s ability to meet unusually high or unanticipated levels of redemption requests. The Fund may borrow money to the extent permitted under the 1940 Act to meet redemption requests by Fund shareholders; however, these actions may increase the expenses for the Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Please see the discussion of Other Expenses under the Additional Information about Fees and Expenses section in this Prospectus.
•Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities, including CLOs, are subject to certain risks. The value of these securities will be, as applicable, influenced by the factors affecting the housing market or the market for the assets underlying such securities or the issuers of such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.
oExtension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by the Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, the Fund may miss or postpone the opportunity to reinvest in higher yielding investments.
oInterest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.
oSubprime Risk or Credit Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities, such as CLOs, may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.
oPrepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce the Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.
oCall Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.
oU.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. Government Securities Risk.
oIssuer Risk – Mortgage-backed and asset-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. For mortgage-backed securities, timely payment of interest and principal of non-governmental issuers is often supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Other asset-backed securities, including CLOs, are subject to economic risks in addition to structural risks, such as the contractual obligations governing the priority of payments, and risks arising from the management of the issuer, including conflicts of interest, departure of personnel or resource constraints, and regulatory or other developments that may adversely impact the manager of the issuer
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oStripped Mortgage-Related Securities Risk – Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.
•Non-Diversification Risk: A “non-diversified” mutual fund may hold a smaller number of portfolio securities than many other funds. To the extent a non-diversified fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the fund may affect its value more than if it invested in a larger number of issuers. The value of the fund’s shares may be more volatile than the values of shares of more diversified funds.
•Private Placement Risk: The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act. Privately issued securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific privately issued securities may vary. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Privately issued securities that are determined by the Advisor to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.
•Sector Focus Risk: The Fund may be invested more heavily from time to time (e.g., over 20% of its assets) in a particular sector (which is more broadly defined than an industry classification). If the Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events.
•Securities Lending Risk: To the extent a Fund lends its securities, there is a risk that the price of the securities will increase while they are on loan and the collateral received for the loan will not adequately cover their value or additional collateral will not be received from a borrower (if the security is not timely returned). To the extent that a Fund’s collateral is invested (subject to reinvestment guidelines approved by the Trust), such investment may decline in value, default or not perform as expected, with the Fund bearing any resulting loss. There is also a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral or delay in recovery of the collateral should the borrower become insolvent or not meet its contractual obligations. In addition, if a Fund’s securities are sold while out on loan, there is a possibility that the sale transaction will not settle in the usual manner, causing additional expenses to that Fund. A Fund retains beneficial ownership and all economic benefits of the securities it has loaned, such as receipt of interest and dividends paid by the securities and any price appreciation but does not have proxy voting rights with respect to loaned securities. There is a risk that securities on loan (if determined to be recalled for voting purposes) will not be recalled in a timely manner to facilitate proxy voting.
•Reverse Repurchase Agreements Risk: Reverse repurchase agreements are agreements in which the Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk (the risk that losses may be greater than the amount invested). Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
•U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.
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Additional Information About Certain Non-Principal Risks
The following provides information about certain non-principal risks of the Fund. While the likelihood of these risks adversely affecting the Fund's NAV, yield and/or total return under normal circumstances is lower than the Fund's principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.
•Active and Frequent Trading Risk: The Fund may engage in active and frequent trading which could result in higher levels of current tax liability to shareholders in the Fund.
•Cybersecurity Risk: The Fund’s and/or its service provider’s use of the internet, technology and information systems may expose the Fund to risks associated with attack, damage, or unauthorized access. Such risks may include the theft, loss, ransom, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Fund or Fund shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Fund’s investments, accounting and valuation systems, or compliance testing systems used to monitor the Fund’s investments. These events could result in losses to the Fund and Fund shareholders and disrupt the Fund’s day-to-day operations and the portfolio management of the Fund, as well as damage the conduct of business among the Fund, Fund shareholders, the Fund’s service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Fund does not directly control the cybersecurity defenses or plans of its service providers, financial intermediaries, and other parties with which the Fund transacts.
•Derivatives Risk: The Fund’s use of forward commitments, futures contracts, options or swap agreements (types of derivative instruments) as a principal investment strategy subjects the Fund to several risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. These risks are different from, and may be greater than, the risks involved if the Fund were to invest directly in the asset (e.g., a security, currency or index) underlying the derivative (the underlying Reference asset). The use of these instruments may, in some cases, cause the Fund to realize higher amounts of short-term capital gains and ordinary income (generally taxed at ordinary income tax rates) than if the Fund had not engaged in such transactions.
oCounterparty Risk – Derivative transactions that are privately negotiated in the “over-the-counter” market, such as forward commitments and most swap agreements, involve the risk that the party with whom the Fund has entered into the transaction (the counterparty) will be unable to fulfill its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty. Because these instruments are privately negotiated, unlike exchange-traded contracts, they are subject to a greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the underlying Reference asset. For derivatives traded on an exchange or through a central clearinghouse, such as futures contracts and most options, counterparty risk is still present with the Fund’s clearing broker, or the clearinghouse itself.
oLeverage Risk – A forward commitment, futures contract, option or swap agreement provides exposure to potential gain or loss from a change in the level of the market price of the underlying Reference asset (such as a security, currency, index or basket of securities) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the Fund’s position. The use of leverage could result in increased return but also creates the possibility for greater loss on the investment (including larger swings in value for the Fund). In some instances, the loss can exceed the net assets of the Fund.
oMarket Risk – Market risk generally refers to risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns. Price volatility of an investment refers to the variation of changes in that investment’s value over time as a result of market movements. Thus, an investment with higher price volatility is likely to have greater price swings over shorter time periods than an investment with lower price volatility, and the Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer. Adverse changes in the value or level of the underlying Reference asset, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. In addition, changes in the value of a derivative may be more sensitive to market factors than, the underlying Reference asset so that the Fund may lose more than the initial amount invested. Market risk may also impact the Fund’s obligations and exposures.
oRegulatory Risk – Governmental and regulatory actions relating to a mutual fund’s use of derivatives (such as forward commitments, futures contracts, options, and swap agreements) and related instruments, including tax law changes, may limit the Fund’s ability to invest or remain invested in derivatives, increase the costs of the Fund’s derivatives transactions and/or adversely affect the value of derivatives and the Fund’s performance. Effective August 19, 2022, the Fund will be subject to the requirements of new Rule 18f-4 under the 1940 Act regarding the use of derivatives, including the adoption
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of a derivatives risk management program for certain derivatives users as well as policies and procedures to implement the requirements of the rule.
oLiquidity and Valuation Risk – Where an active secondary market for an over-the-counter derivative instrument (such as forward commitments, options, and most swap agreements) is lacking, the Fund may be unable to exercise, sell or otherwise close its position in the instrument, which could expose the Fund to losses and make the position more difficult for the Fund to value accurately. In these circumstances, the Fund may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Less liquidity also means that more subjectivity may be used in establishing the value of the position. For example, if market quotations are not readily available or reliable for these investments, the investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments.
oOperational Risk – The Fund that engages in derivatives transactions will be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error (including manual processes).
oCorrelation Risk – The value of a forward commitment, futures contract, option, or swap agreement may not correlate precisely with the value of its respective underlying Reference asset, and the Fund could therefore lose more than it invested. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged.
oLegal Risk – Legal risks related to documentation/agreements, capacity or authority of a counterparty, or issues regarding the legality or enforceability of a contract, may limit the Fund’s ability to invest or remain invested in derivatives.
oPremium Risk – The Fund that utilizes options is subject to the risk of losing the premium it paid to purchase an option if the price of the underlying Reference asset decreases or remains the same (for a call option) or increases or remains the same (for a put option). If a call or put option that the Fund purchased were allowed to expire without being sold or exercised, its premium would be a loss to the Fund.
•Investment Style Risk: The Fund has its own investment style or overall investment strategy. The Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.
•Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.
•Large Transaction Risk: The Fund may experience adverse effects when large shareholders, or a number of shareholders collectively, rapidly or unexpectedly purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by the Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A number of circumstances may cause the Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
•Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the
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securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.
Markets may, in response to governmental actions or intervention, or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other events, including a public health crises and pandemics, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. The COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The impact of COVID-19, and other epidemics and pandemics that arise in the future, could affect economies, companies, and the market in general ways that cannot necessarily be foreseen at the present time.
Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly volatile and/or illiquid. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has raised interest rates from historically low levels and may continue to do so. Please refer to debt securities risk and interest rate risk above.
Political, social or financial instability, civil unrest, geopolitical tensions, wars, acts of terrorism, and rapid technological developments (such as artificial intelligence) are other potential risks that could adversely affect the Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with the Fund’s investments, including, among others, debt securities risks, liquidity risk, and valuation risk.
•Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which the Fund invests. Should the Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.
•New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.
•Price Volatility Risk: The values of all of the Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.
•Redemption Risk: The Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.
•Valuation Risk: Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations
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may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

SHAREHOLDER ACCOUNT INFORMATION

The Trust’s distributor is Foreside Financial Services, LLC (the “Distributor”), located at 190 Middle Street, Suite 301, Portland, ME 04101. Shares of the Fund are continuously offered through the Distributor.
Shares of the Fund are not generally available to the public. Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program sponsored and maintained by a Wrap Sponsor and for which Aristotle Pacific is providing advisory and other similar services for compensation and (ii) institutional advisory clients of the Sub-Adviser.
There are no maximum or minimum initial investment requirements imposed by the Fund. Minimum investment amounts for participating in a wrap fee program may be imposed by a Wrap Sponsor and can be found in the wrap fee program brochure provided to you by the Wrap Sponsor.
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PURCHASING AND SELLING FUND SHARES

Purchases, Exchanges and Redemptions
Shares of the Fund are not generally available to the public.
Purchases of shares. Shares of the Fund are available for purchase only by or on behalf of wrap fee program clients where the Sub-Adviser has an agreement with the Wrap Sponsor, or directly with the client, to provide management or advisory services to the managed account or Wrap Sponsor.
Exchanges of shares. Shares of the Fund cannot be exchanged with shares of other funds established under the Trust or other investment vehicles managed by the Sub-Adviser, the Adviser or their affiliates.
Redemption of shares. Redemption orders are made based on instructions from the Wrap Sponsor or your client account manager to the Fund’s transfer agent who executes trades for the account.
The Fund, U.S. Bank, N.A. and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. The transfer agent of the Fund's (“Transfer Agent’s”) contact information is below:
U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services
Regular Mail:
Aristotle Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219231
Kansas City, MO 64121-9231
Overnight Mail:
Aristotle Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, 3rd Floor Suite 219231
Kansas City, MO 64105-1307
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order. The Fund may do so in consultation with the Wrap Sponsor or Sub-Adviser. The Fund is generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).
Election Under Rule 18f-1
The Trust, on behalf of the Fund included in this Prospectus, has made an election pursuant to Rule 18f-1 under the 1940 Act committing such Fund to pay in cash any request for redemption received during any 90-day period of up to the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of the period. This election is irrevocable without prior approval by the SEC. The Fund reserves the right to pay redemption proceeds in-kind except as described in the Other Fund Information section below.
Adviser and Sub-Adviser’s Ability to Liquidate
The Fund may only be purchased by eligible clients (as discussed herein). Should a shareholder of the Fund, who is also a client of the Sub-Adviser or a client of a Wrap Sponsor, choose to terminate their relationship with the Sub-Adviser or Wrap Sponsor, the Adviser and Sub-Adviser reserves the right to liquidate such shareholder’s Fund holdings upon or after termination.

OTHER FUND INFORMATION

Execution of Purchase and Sale Requests
Purchase and sale orders are executed at the next NAV determined after the order is received by the Transfer Agent in proper form. Purchases by wire are deemed to be in proper form after the federal funds wire has been received. If an order or payment by wire were received after the scheduled close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. Thus, orders received in proper form prior to the NYSE close receive that day’s NAV; orders
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received after the NYSE close receive the following business day’s NAV. This order acceptance cut-off also applies when the NYSE has a scheduled or unscheduled early close. You will receive a confirmation of each transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.
Under normal conditions, we typically expect to pay redemption proceeds within three business days following the receipt of a redemption request in proper form. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When shares are sold, we will execute the redemption request at the next determined NAV per share; however, if the shares that were redeemed were recently purchased by electronic funds transfer or check, we will send your redemption proceeds as soon as the funds are received via transfer or the check clears, which may take up to 15 calendar days from the purchase date. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, investments should be made by bank wire of federal funds.
We normally will pay cash for all Fund shares redeemed using the Fund’s existing cash positions, cash flows, cash reserves or cash generated through the sale of portfolio securities. The Trust has also adopted a process under which it may make redemptions-in-kind to shareholders. Redemptions-in-kind are redemptions where some or all of the redemption payment is in securities at their then current market value equal to the redemption price minus any applicable charges. Generally, a pro-rata slice of each security in the portfolio would be allocated to the shareholder to meet the redemption request with any balance paid in cash or other transferable securities.
A pro rata slice of any illiquid holdings or restricted securities would be included if it is reasonable that the redeeming shareholder could hold those securities. Any exceptions granted to this pro-rata methodology would be based on the Trust’s redemption-in-kind policy and require a finding that the proposed non-pro rata distribution is fair and non-discriminatory both to the redeeming shareholder and the respective Fund. When making a redemption payment in cash becomes harmful to remaining shareholders of the Fund, whether during normal or stressed market conditions, redemptions-in-kind may be made. A shareholder receiving a redemption-in-kind will bear market risk while holding such securities and incur transaction costs upon converting the securities to cash. During stressed market conditions, the Fund may be forced to sell portfolio securities at reduced prices or under unfavorable conditions in order to meet redemption requests, which could dilute the interests of the Fund’s remaining shareholders and reduce the value of the Fund.
You should review your account statements immediately upon receipt and contact your financial intermediary to report any transaction discrepancies within 45 days, or you may forfeit the ability to challenge transaction information.
How Share Prices Are Calculated
Valuation Policy
The Board has adopted a policy (“Valuation Policy”) for determining the value of the investments of the Fund each business day. Under the Valuation Policy and pursuant to regulatory authority, the Board has designated AIS as its “valuation designee” for fair valuation determinations. AIS’s Valuation Oversight Committee (“VOC”) values the Fund’s investments in accordance with the Valuation Policy. The methodologies used to value the Fund’s investments are described in greater detail in the Investment Valuation subsection below.
Determination of NAV
The Fund is divided into shares. The price per share of the Fund is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.
When you buy shares, you pay the NAV. When you sell shares, you receive the NAV (minus any applicable charges). The Fund’s shares are purchased or sold at the Fund’s NAV next calculated after a request to buy or sell shares is received by the Trust or its designee in proper form. However, as noted above, the Fund may pay for a sale, in whole or in part, by a distribution of investments from the Fund in lieu of cash, in accordance with applicable rules and Trust Procedures.
The NAVs are calculated once per day on each day that the NYSE is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of the close of trading of the NYSE (typically 4:00 p.m. Eastern Time) on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of the Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.
The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC, making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.
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Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
The Fund may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Fund does not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.
Investment Valuation
Investments for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. When a market quotation for a portfolio holding is not readily available or is deemed unreliable (for example, when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other portfolio holdings, the portfolio holding is priced at its fair value. The Board has designated AIS, as the valuation designee, to make fair value determinations in good faith.
In determining the fair value of the Fund’s portfolio holdings, AIS, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or the Sub-Adviser. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers, and other market data may be reviewed in the course of making a good faith determination of the fair value of a portfolio holding. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Security and Shareholder Protection
To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Trust may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information. Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners.
Prevention of Disruptive Trading
The Fund is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse.
While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Fund’s operations, there is no assurance that the policies would be effective in deterring all such trading activity.
Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Funds of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.
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The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of the Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to the Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.
The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the Fund through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.
Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from financial intermediaries’ information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of the Fund’s shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agent(s) may terminate the relationship. Although these measures are available, there is no assurance that the Trust or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.
Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.
Dividends and Distributions
The Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders.
Dividends on net investment income, if any, are generally declared daily and paid monthly, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders.
Pursuant to the Trust’s reinvestment plan, all dividend and capital gains distributions will be automatically reinvested into additional shares of the same class of the same Fund, unless you instruct us otherwise in the Account Application. Dividends and capital gains may also be directed to another available Fund within the same account if you meet that Fund’s minimum balance requirement and it must be for the same share class as the originating Fund. You may change your election by writing or calling the Transfer Agent at least five days prior to the record date of the next distribution.
General Summary of Tax Consequences
The following discussion relates only to U.S. federal income tax. Refer to the SAI for additional U.S. federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state, and local income tax laws to Fund dividends and capital gains distributions. Aristotle Funds, its Distributor (Foreside Financial Services, LLC), its Administrator (AIS), its Sub-Administrator (U.S. Bank Global Fund Services) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.
The Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions may be taxed as either ordinary income, “qualified dividends,” or long-term capital gains. U.S. federal income taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares in the Fund, and there is no requirement that the Fund takes into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by the Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that the Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.
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Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax-exempt accounts. Accordingly, a plan participant whose retirement plan invests in the Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of the Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1⁄2.
Currently, the maximum tax rate for individual taxpayers on long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, income with respect to swaps, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments or swaps will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both the Fund and shareholder in order to be eligible for lower rates on qualified dividends.
The Fund’s transactions in derivatives will be subject to special tax rules, which may result in a higher percentage of the Fund’s distributions being taxed to shareholders at ordinary income rates than if the Fund did not invest in derivatives.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
You will generally be subject to tax on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of the Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If the Fund were to declare a distribution in October, November or December but pay it in January, you generally would be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise, such gain or loss would generally be a short-term capital gain or loss.
You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for the Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability.
Document Delivery
Shareholder Mailings
To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Aristotle Funds’ shareholder documents (such as the Prospectus, supplements, each annual and semi-annual report, announcements, and other similar documents may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the Account Application. If you are not currently participating in Householding, you may elect to do so by writing to Aristotle Funds. The current shareholder documents are available on the Trust’s website at any time or an individual copy of any of these documents may be requested as described on the back cover of this Prospectus.
Unless you have enrolled in electronic delivery (see below), the Fund’s annual and semi-annual reports will be mailed to you.
Unclaimed Property
It is the shareholder’s responsibility to ensure that the Trust maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, or the Trust or its transfer agent have had no contact with you and are unable to contact you regarding your account pursuant to time periods set forth by certain state regulations, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.
If you are a resident of the state of Texas, you have the right to designate a representative for the purposes of receiving notices if your account has been determined to be abandoned. Please contact the Trust or its transfer agent if you wish to complete a Texas designation of representation form.
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If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record instead of being automatically reinvested in your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions into your account until you provide a new address. In addition, following the six-month period, any returned and/or uncashed checks may be canceled, and the amount of the check will be invested in your account. No interest will accrue on any such amounts.
Electronic Delivery Consent
Subject to availability and/or current regulations, you may authorize the Trust to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by indicating so on the Account Application, or by sending us instructions (in writing in a form acceptable to us) of your request to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.
If you plan on enrolling in this service, or are currently enrolled, please note that:
•We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.
•You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.
•You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.
•You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.
•For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)
•Electronic delivery will be canceled if e-mails are returned undeliverable.
•This consent will remain in effect until you revoke it.
The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at 844-ARISTTL (844-274-7885) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.
Trust Organization
Aristotle Funds Series Trust, which is organized as a Delaware statutory trust, may be referred to as “Aristotle Funds,” the “Trust” or “We.” Its business and affairs are managed by its Board. The Trust is comprised of multiple series, some of which are offered in a separate prospectus or prospectuses. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.
Derivative Actions
The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Trust with respect to the Fund or a class only if certain conditions are met, including in certain cases that a shareholder make a pre-suit demand upon the Trustees to bring the subject action and that the Trustees be afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. The Trustees may require an undertaking by those shareholders making a pre-suit demand to reimburse the Trust for the expense of any counsel or advisors that may be retained by the Trustees to consider the merits of such request in the event that the Trustees determine not to bring a derivative action.

ABOUT MANAGEMENT

This section provides information about AIS and Aristotle Pacific. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with AIS and the sub-advisory agreement between AIS and Aristotle Pacific will be available in the Fund’s next semi-annual report to shareholders.
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AIS
AIS, a Delaware limited liability company, is located at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660. AIS is registered with the SEC as an investment adviser. AIS was founded in 2022 as a wholly-owned subsidiary of Aristotle Capital Management, LLC (“Aristotle Capital”) and has approximately $[ ] billion in assets under management as of [ ], 2026, all of which are assets of other series of Aristotle Funds, which are offered in a separate prospectus. Aristotle Capital is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. Aristotle Capital is majority owned by employees and its Board of Managers. Aristotle Capital has approximately $[ ] billion in assets under management as of [ ], 2026.
In its role as investment adviser and administrator, AIS, subject to the review of the Board, supervises the investment activities of the Fund and the Fund’s business affairs and other administrative matters. AIS has retained Aristotle Pacific as the sub-adviser for the Fund. Aristotle Pacific is a subsidiary of Aristotle Capital and an affiliate of AIS. AIS has the ultimate responsibility, subject to the review of the Board, to oversee and monitor the performance of the Sub-Adviser and recommends the sub-adviser’s hiring, termination and replacement.
AIS also oversees and monitors the nature and quality of the services provided by the Sub-Adviser, including investment performance and execution of investment strategies. AIS conducts due diligence on the Sub-Adviser to evaluate its investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Fund. In addition, AIS performs compliance monitoring services for the Fund to help maintain compliance with applicable laws and regulations. AIS also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.
Aristotle Pacific
Aristotle Pacific, a Delaware limited liability company, is located at 840 Newport Center Drive, Suite 700, Newport Beach, CA 92660. Aristotle Pacific is registered with the SEC as an investment adviser and provides investment services to a variety of clients. As of [ ], 2026, Aristotle Pacific’s total assets under management were approximately $[ ] billion. Aristotle Capital and senior members of Aristotle Pacific hold controlling interests in Aristotle Pacific.
Management Fees
The Adviser and the Sub-Adviser provide investment advisory services and order placement facilities for the Fund. The Fund does not pay any fees, including an advisory, sub-advisory or administrative fees, to AIS or Aristotle Pacific. However, the Fund is an integral part of “wrap fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Fund, AIS or Aristotle Pacific. Participants in these programs pay a “wrap” fee to the sponsor of the program. You should read carefully the wrap fee brochure provided to you by the sponsor or your investment adviser for additional information on the “wrap” fee program. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Aristotle Pacific and its affiliates. You pay no additional fees or expenses to purchase shares of the Fund.
Expense Limitation Agreement
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to be responsible for and assume the obligation for payment of all expenses incurred by the Fund, including organizational and operational expenses, but excluding acquired fund fees and expenses, interest, fees associated with any credit facility, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs) and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the Fund pursuant to the investment advisory agreement between the Trust and the Adviser. The Expense Limitation Agreement may only be terminated or amended by the Fund’s Board of Trustees.
Portfolio Managers
The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. For each portfolio manager listed below, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund, if any. The Fund’s portfolio managers may change at the Sub-Adviser’s discretion.
Jeff Klingelhofer, CFA, Managing Director and Portfolio Manager of Aristotle Pacific since 2024, serves as a Portfolio Manager for the Fund. Mr. Klingelhofer is a Co-Portfolio Manager on Aristotle Pacific’s Credit Opportunities, Core and Core Plus strategies. Prior to joining Aristotle Pacific, Mr. Klingelhofer was co-head of investments at Thornburg Investment Management and a portfolio manager on all fixed-income strategies. Prior to Thornburg, Mr. Klingelhofer was with PIMCO at its Newport Beach, Tokyo and London offices. He began his investment career in 2004 and holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. He is a CFA® charterholder.
Andrew Ross, CFA, FRM, CAIA, Managing Director, Portfolio Manager and Head of CLO Structuring for Aristotle Pacific, serves as a Portfolio Manager of the Fund. Prior to joining Aristotle Pacific in 2018, Mr. Ross spent seven years at Pacific Alternative Asset
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Management Company (PAAMCO), where he served as a portfolio manager on the firm’s hedge fund and fixed-income offerings, was a member of the firm’s Portfolio Construction Group, and covered investments in structured credit. Mr. Ross has more than 18 years of investment and banking experience. He holds a bachelor’s degree in economics from Dartmouth College and an MBA with a concentration in analytic finance from the University of Chicago Booth School of Business. He is a CFA® charterholder and has also earned the FRM and CAIA designations.

FINANCIAL HIGHLIGHTS

Financial information about the Fund is not provided because, as of the date of this Prospectus, the Fund has not yet commenced operations.
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WHERE TO GO FOR MORE INFORMATION

You can find more information about the Fund in the following documents:
Annual and Semi-Annual Reports and Form N-CSR
The Fund’s annual and semi-annual reports and Form N-CSR, when available, will provide additional information about Fund investments. The Fund’s annual report discusses how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s Form N-CSR lists the holdings of the Fund and includes the Fund’s annual and semi-annual financial statements. When available, the Fund’s annual and semi-annual reports and the Trust’s Form N-CSR may be obtained as noted below. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements.
SAI
The SAI contains detailed information about the Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Fund’s portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.
How to Obtain Documents
The prospectuses, the SAI, annual and semi-annual reports and other information and regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (aristotlefunds.com). You may also call the telephone number(s) or write to the address provided below in “How to Contact the Trust” for a free copy of these documents.
Portfolio Holdings Information
The Fund’s unaudited portfolio holdings information can be found at aristotlefunds.com. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law. Further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
How to Contact the Trust
If you have any questions about the Fund or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, you can contact the Trust by:
Regular mail:
Aristotle Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219231
Kansas City, MO 64121-9231
Express mail:
Aristotle Funds
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219231
Kansas City, MO 64105-1307
Telephone: 844-ARISTTL (844-274-7885)
How to Contact the U.S. Securities and Exchange Commission
You may also access reports and other information about the Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
FINRA BrokerCheck
The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-23850

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SUBJECT TO COMPLETION
Dated December 16, 2025

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

ARISTOTLE FUNDS SERIES TRUST
STATEMENT OF ADDITIONAL INFORMATION
[ ], 2026
Aristotle Funds Series Trust (the “Trust”), which may be referred to as “Aristotle Funds,” is an open-end investment management company that is comprised of multiple series. This statement of additional information (“SAI”) relates to the following series (the “Fund”).

FUND	TICKER SYMBOLS
Aristotle Pacific EXclusive Fund Series C	APXCX

The Fund’s investment adviser is Aristotle Investment Services, LLC (“AIS” or “Adviser”). Aristotle Pacific Capital, LLC serves as the Fund’s sub-adviser (“Aristotle Pacific” or “Sub-Adviser”). This SAI has been filed with the U.S. Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided in the Trust’s prospectus and summary prospectus for the Fund listed above dated December 16, 2025, and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Prospectuses, and, when available, a copy of the Fund’s most recent Form N-CSR, can be obtained free of charge from the Fund’s distributor or from the Trust at the Internet website address or telephone number listed below.

Distributor: Foreside Financial Services, LLC	Fund information: Aristotle Funds Series Trust
190 Middle Street, Suite 301 Portland, ME 04101	11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025
(207) 553-7110	844-ARISTTL (844-274-7885)

Website: aristotlefunds.com

INTRODUCTION
This SAI is designed to elaborate upon information contained in the Prospectus and provides additional information about the Fund and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectus and are interested in additional information about the Fund and the Trust. Terms defined herein may have previously been defined in the Prospectus.
ADDITIONAL INVESTMENT STRATEGIES OF THE FUND
The investment goal and principal investment strategies of the Fund are described in the Prospectus. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for the Fund and are intended to supplement the information provided in the Prospectus. The Adviser may, in consultation with the Sub-Adviser, revise investment policies, strategies and restrictions for the Fund other than fundamental policies of the Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in the Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and the Sub-Adviser may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.
Unless otherwise noted, the Fund may invest in other types of securities and investments and/or the Adviser or Sub-Adviser may use other investment strategies in managing the Fund, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Sub-Adviser reasonably believes are compatible with the investment goals and policies of that Fund.
Unless otherwise noted, the Fund may lend up to 33⅓% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid investments.
The Fund may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940, as amended (“1940 Act”) and rules promulgated thereunder.
In general, if the Fund takes a temporary defensive position as described in the General Investment Information section of the Prospectuses, it may assume a temporary defensive position that is inconsistent with its principal investment goal(s) and/or strategies by temporarily investing (partially or extensively) in U.S. government securities such as U.S. Treasuries, high quality corporate debt securities/debt obligations, money market instruments (short-term high-quality instruments) and/or cash equivalents (including overnight investments). The Prospectuses and this SAI may include limitations on the types of investments or include additional investments the Fund may utilize for temporary defensive position purposes.
Aristotle Pacific EXclusive Fund Series C
As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund principally invests its assets in the mezzanine tranches (generally, notes of collateralized loan obligations (“CLOs”) rated by a nationally recognized statistical rating organization, or “NRSRO,” between BBB+ and B- of U.S. broadly syndicated CLOs. The Fund may invest without limit in the junior mezzanine tranches, which are securities rated below investment grade, commonly referred to as “high yield” or “junk bonds” and are regarded as speculative with respect to the issuer’s ability to pay interest or repay principal. The Fund may also invest in other related securities and instruments that are consistent with its investment objectives, including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and asset-backed securities (“ABS”). Investments in RMBS and ABS may span a broad segment of consumer creditworthiness segments, which includes exposure to prime, near-prime and subprime consumers. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”
In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); commercial paper; forward commitment agreements; when-issued securities; American Depositary Receipts (“ADRs”); rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS
Below are descriptions of certain securities and investments that the Fund may use, subject to the Fund’s investment restrictions and other limitations, and their related risks as well as other risks to which the Fund may be exposed. Unless otherwise stated in the Prospectus, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means the Sub-Adviser may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by the Sub-Adviser may simply elect not to engage in hedging and have the Fund assume full risk of the investments. Investors should not assume that the Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.
Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”)
CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, non-investment grade debt securities. The collateral can be from many different types of debt securities such as high yield/high risk debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated non-investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Subordination of CLO Debt and CLO Equity Risk
Subordinate CLO Debt generally is fully subordinated to the related CLO senior tranches. CLO Equity generally is fully subordinated to any related CLO Debt and is not secured by any collateral. Distributions to holders of CLO Equity will generally be made solely from distributions on the assets of the CLO issuer after all other payments have been made pursuant to the priority of payments of such CLO. To the extent that any losses are incurred by a CLO in respect of its related CLO Collateral, such losses will be borne first by the holders of the related CLO Equity, next by the holders of any related subordinated CLO Debt and finally by the holders of the related CLO senior tranches. In addition, if an event of default occurs under the governing instrument or underlying investment, as long as any CLO senior tranches are outstanding, the holders thereof generally will be entitled to determine the remedies to be exercised under the instrument governing the CLO. Remedies pursued by such holders could be adverse to the interests of the holders of any related subordinated CLO Debt and/or the holders of the related CLO Equity, as applicable. Subordinate CLO Debt and CLO Equity represent leveraged investments in the assets of the CLO. Therefore, the leveraged nature of such securities may magnify the adverse impact on the market value of such securities caused by changes affecting the assets underlying such securities, including changes in the market value of such assets, changes in distributions on such assets, defaults and recoveries, capital gains and losses on such assets, prepayments and the availability, prices and interest rates of such assets. Accordingly, subordinate CLO Debt and CLO Equity may not be paid in full and may be subject to up to 100% loss.
Control by Senior CLO Debt Risk
In a typical CLO, the most senior CLO Debt (the “Controlling Class”) will control many rights under the CLO indenture and therefore, holders of subordinate CLO Debt and CLO Equity will have limited rights in connection with an event of default or distributions thereunder. Remedies pursued by the holders of the Controlling Class upon an event of default could be adverse to the interests of the holders of subordinate CLO Debt and CLO Equity. If an event of default has occurred and is continuing, the holders of CLO Equity will not have any creditors’ rights against the CLO issuer and will not have the right to determine the remedies to be exercised under the CLO indenture. There is no guarantee that any funds will remain to make distributions to the holders of subordinate CLO Debt and CLO Equity following any liquidation of the CLO assets and the application of the proceeds from the CLO assets to pay senior classes of CLO Debt and the fees, expenses, and other liabilities payable by the CLO issuer. The Controlling Class may also have consent rights in respect of amendments and CLO manager removal rights in connection with certain events.
Warehousing Risk
The Fund may invest in warehousing facilities for CLOs. Such an investment by the Fund will be subordinate to a senior lender. As a result, in the event that the CLO fails to issue its securities by the deadline established by the senior lender (or if an event of default occurs under the warehousing agreements), the senior lender will have the right to liquidate the loan portfolio and apply the proceeds to repay its advances and accrued interest. In the event that such a liquidation occurs, the Fund will suffer a loss. Warehousing facilities are undertaken with many different structures that have evolved (and will continue to evolve) with changes in market conditions and counterparty preferences. Therefore, it is not possible to predict how a warehousing facility in which the Fund may make a subordinated investment will be structured. The structures of these warehousing facilities may expose the Master Fund to additional risks.
Extension Risk
When interest rates rise, certain obligations may be paid off by the obligor at slower rates, resulting in lengthening the average life of CLOs held by the Fund and the Fund receiving principal later than expected which can cause additional volatility. This would delay the Fund’s ability to reinvest proceeds at higher interest rates. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
High Yield/High Risk Bonds
High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).
In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.
The Fund may purchase defaulted securities only when the Sub-Adviser believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-Adviser’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.
In the case of high yield bonds structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value (“NAV”) of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.
There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.
Corporate Debt Securities
The debt securities in which the Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Sub-Adviser’s opinion, comparable in quality to corporate debt securities in which the Fund may invest. In the event that a security owned by the Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.
The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.
The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.
The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid investments for purposes of the Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.
U.S. Government Securities
The Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration (“FHA”) debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.
Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Banks, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Inflation-Indexed Bonds
Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.
Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount (“OID”), which will be includable in the Fund’s gross income. Due to the OID, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Mortgages and Mortgage-Related Securities
Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, the Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Fundamental Investment Restrictions” section.
Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Sub-Adviser.
The directly placed mortgages in which the Fund invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund, the Adviser or the Sub-Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.
Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by GNMA); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the FNMA or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.
GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.
Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.
Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose the Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.
FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.
FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.
FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable-Rate Mortgage-Backed Securities (“ARMBSs”). ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable-rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Sub-Adviser will, consistent with the Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid investments.
Planned Amortization Class (“PAC”) Certificates and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment goals and policies, the Fund may invest in various tranches of CMO bonds, including support bonds.
A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to the Fund’s limitations on investments in illiquid investments.
Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.
Equity Securities
Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.
Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.
Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.
Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable-rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants. These instruments are discussed elsewhere in the Prospectus and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.
Other Asset-Backed Securities
Other asset-backed securities are securities that directly or indirectly represent a participation interest in or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Linked Securities
Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which the Fund can invest include:
Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, the Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”
Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.
Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds
Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
PIK bonds and other securities that make “in-kind” payments, or do not make regular cash payments (such as zero coupon or deferred interest bonds), may experience greater volatility in response to interest rate changes and other market factors, as well as issuer-specific developments. These securities generally carry higher interest rates compared to bonds that make cash payments of interest but may involve significantly greater credit risk. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. If the issuer of a zero coupon, deferred interest, step coupon or PIK security defaults, the Fund may lose the entire value of its investment. In addition, these securities may be difficult to value because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.
The Fund must distribute its investment company taxable income, including the OID accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. The Fund may obtain such cash from selling other portfolio holdings which may cause the Fund to incur capital gains or losses on the sale.
Obligations of Stressed, Distressed and Bankrupt Issuers
The Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.
In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than the Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Sub-Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.
Participation on Creditor’s Committees
The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities, which could expose the Fund to additional liabilities that may exceed the value of the Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. The Fund will participate on such committees only when the Sub-Adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Exchange-Traded Notes (“ETNs”)
ETNs are notes representing debt of an issuer, usually a financial institution. The performance of an ETN is based on the performance of one or more underlying assets, reference rates or indices as well as the market for that ETN.
An ETN includes features similar to both an exchange traded fund (“ETF”) and debt securities. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return generally linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked. An ETN that is tied to a reference instrument may not exactly replicate the performance of the reference instrument, and they incur certain expenses not incurred by their applicable reference instrument. Unlike some debt securities, ETNs do not make periodic interest payments, and its principal is not protected. ETNs are meant to be held until maturity, and thus may have restrictions on their redemption and secondary market illiquidity.
The Fund bears the risk that the issuer of these securities may default on its obligation under the security, and the value of an ETN could be influenced by the credit rating of the issuer despite no changes in the underlying reference instrument. The value of an ETN may also be impacted by the following: time to maturity; market volatility (for the ETN and/or its underlying reference instrument); market liquidity; changes in the applicable interest rates; the performance of the reference instrument; changes in the issuer’s credit rating; and any impact that economic, legal, political or geographic events may have on the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a current price. ETNs that use leverage allows for greater potential return, but the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the note itself may still need to be repaid.
Trust Preferred Securities
Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.
Delayed Funding Loans and Revolving Credit Facilities
The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). The Fund, at all times, will not commit to advance additional funds in excess of applicable borrowing limits.
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there are no readily available markets as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.
Loan Participations and Assignments
The Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although the Fund may invest in Senior Loans that are not secured by any collateral. When investing in loan participations, the Fund does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the Fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, the Fund steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because the Fund typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.
Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base reference rate such as the Secured Overnight Financing Rate (“SOFR”). For example, if the base rate was 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as SOFR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Until recently, the standard base rate utilized for Senior Loans has been the London Interbank Offered Rate (“LIBOR”). In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it would no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021. The IBA ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis on June 30, 2023. In addition, global regulators previously announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBORs”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.
While various regulators and industry bodies are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates as well as on the impact on investments that utilized LIBOR. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another IBOR with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The U.S. Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transition from LIBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued LIBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such LIBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued LIBOR or to replace a fallback rate that uses a discontinued LIBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Sub-Adviser will also monitor these aspects of the Fund’s investments and, where the Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.
A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
The risks associated with Senior Loans are similar to the risks of “junk” securities. The Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.
Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.
Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.
Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. If a secondary market exists for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.
The Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility.
The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.
The Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.
The participation interest and assignments in which the Fund intends to invest may not be rated by any nationally recognized rating service. The Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.
In addition, it is conceivable that under emerging legal theories of lender liability, the Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund will rely on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Fund, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When the Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When the Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. Other than Funds that invest in Senior Loans, the Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.
If the Fund purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the Fund’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.
The Fund may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.
The Fund may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of successor a recovery in excess of the Fund’s expenditures.
Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.
Junior Loans. The Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. The Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).
Covenant Lite Loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.
Municipal Securities
Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular U.S. federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.
The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
When the Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter ("OTC") transactions, there is counterparty risk of default which could result in a loss to the Fund.
From time to time, legislation restricting or limiting the U.S. federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its U.S. federal income tax exempt status.
Custodial Receipts and Trust Certificates
Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper
Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Sub-Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Sub-Adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; the Fund may invest in them only if the Adviser or Sub-Adviser believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.
Convertible Securities
Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for the Fund, the Adviser or Sub-Adviser gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.
However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, the Sub-Adviser may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.
Contingent Convertible Securities (“CoCos”). CoCos are a form of hybrid debt security that either convert into common stock of the security’s issuer or have their principal written down upon the occurrence of certain “triggers.” These triggers are generally linked to capital thresholds required by the regulator of the issuer or regulatory actions calling into question the issuer’s continued viability as a going concern (such as where the issuer receives specified levels of extraordinary governmental support). CoCos’ equity conversion or principal write-down features are specific to the issuer and its regulatory requirements, and therefore vary depending upon the issuer of the CoCo. In addition, certain CoCos have a set stock conversion rate that triggers an automatic write-down of capital if the price of the issuer’s stock is below a predetermined price on the conversion date. Under these circumstances, the liquidation value of the CoCos may be adjusted downward to below the original par value. This downward adjustment would occur automatically and would not entitle the holders of the CoCos to seek bankruptcy of the issuer. In certain circumstances, CoCos may write down to zero and an investor could lose the entire value of its investment, even if the issuer remains a going concern. Further, CoCos may be subject to redemption at the option of the issuer at a predetermined price.
Some additional risks associated with CoCos may include, but are not limited to:
•Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses.
•Reduced income or loss of income. Upon conversion of CoCos into common stock, investors in the CoCos could experience a reduced income rate, potentially to zero, because the common stock of the issuer may not pay a dividend.
•Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer, worsening the holder’s standing in a bankruptcy. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, again worsening the holder’s standing in a bankruptcy.
•Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Duration
Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser or Sub-Adviser in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.
Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.
Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.
A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.
Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Sub-Adviser of the Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.
Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.
Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.
Repurchase Agreements
Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.
If the party agreeing to repurchase should default and if the value of the underlying securities held by the Fund should fall below the repurchase price, a loss could be incurred. The Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectuses and in this SAI.
Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in the Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Sub-Adviser to the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to the Fund. The Adviser or Sub-Adviser, in accordance with procedures established by the Board of Trustees (the “Board”), also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Fund enters into repurchase agreements. For the Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Sub-Adviser of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.
The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund.
Borrowing and Leveraged Transactions
The Fund may borrow money to the extent permitted under the 1940 Act. Under the 1940 Act, the Fund may not borrow money from a bank if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets including borrowings, less liabilities exclusive of borrowings. This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment strategy perspective to sell those holdings at that time. Except as otherwise provided in this SAI or the Prospectuses, the Fund also may borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on NAV of any increase or decrease in the market value of the Fund. The cost of borrowing may reduce the Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The SEC takes the position that other transactions in which the Fund may enter into that have a leveraging effect on the capital structure of the Fund can be viewed as a form of “senior security” of the Fund for purposes of Section 18(f) of the 1940 Act, which generally prohibits mutual funds from issuing senior securities. These senior securities may include selling securities short, buying and selling certain derivatives (such as futures contracts, options, forward contracts, or swap agreements), engaging in when-issued, delayed-delivery, forward-commitments (such as mortgage dollar rolls), reverse repurchase agreements or sale-buybacks and other investment strategies or techniques that have a leveraging effect on the capital structure of the Fund or may be viewed as economically equivalent to borrowing. The Fund may invest in derivatives transactions in compliance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, the Trust adopted and implemented a derivatives risk management program governing the use of derivatives by the Fund through, among other things, the application of a value-at-risk (“VaR”) based limit to the Fund’s derivatives exposure. Compliance with Rule 18f-4 may restrict the Fund’s ability to utilize derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies in the manner that it has historically, which may adversely affect its performance. While elements prescribed by Rule 18f-4 such as the derivatives risk management program and the VaR limit are designed to assist in the assessment and management of derivatives risk, there is no guarantee they will be effective in reducing the risks inherent in the Fund’s derivative investments.

Reverse Repurchase Agreements
Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale or pledge of a debt security held by the Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated pre-agreed-upon repurchase price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security as beneficial owner during the term of the agreement.
The Fund can use the proceeds of a reverse repurchase agreement to purchase other securities for that Fund. This use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. The Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction incurred by the Fund. However, reverse repurchase agreements involve the risk that the market value of securities sold or pledged by the Fund declines below the pre-agreed-upon repurchase price by the Fund. Reverse repurchase agreements also subject the Fund to counterparty risk (e.g., the risk that the counterparty is unable to satisfy its obligations under the reverse repurchase agreement). In connection with its compliance with Rule 18f-4 under the 1940 Act, the Fund may treat all reverse repurchase transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.
Sale-Buybacks
Sale-buybacks are similar in their function and operation to a reverse repurchase agreement, both of which consist of a sale of a security by the Fund to the counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-up price and date. The principal difference is that in a sale-buyback the counterparty, and not the Fund, is entitled to receive any principal or interest payments made on the underlying security pending settlement of the repurchase of the underlying security, which are recorded as an interest expense to the Fund. As with reverse repurchase agreements, a sale-buyback is a financing transaction that is considered a form of borrowing if not “covered.”
Forward Commitment Agreements and When-Issued or Delayed Delivery Securities
Forward commitment agreements (also referred to as forward contracts or forwards) are agreements for the purchase of securities at an agreed upon price on a specified future date. The Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Sub-Adviser to the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.
Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to the Fund at the time it becomes obligated to purchase such securities on a forward commitment, when-issued or delayed delivery basis, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. Delayed delivery, when-issued and forward commitments purchases involve a risk of loss if the value of the securities declines prior to the settlement date.
When the Fund sells a security on a forward commitment, when-issued or delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to pay for the security, the Fund could suffer a loss. Additionally, when selling a security on a forward commitment, when-issued or delayed delivery basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value above the agreed upon price on the settlement date.
Forward Volatility Agreements. Forward volatility agreements are a type of forward commitment agreement in which two parties agree to the purchase or sale of an option straddle (a combination of a simultaneous call and put) on an underlying exchange rate at the expiration of the agreement. On the day of the trade, the parties determine the expiration date and the volatility rate. On the expiration date, the amount settled is determined based on an options pricing model (typically Black Scholes), the then-current spot exchange rate, interest rates and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risks associated with forward volatility agreements are a change in the volatility of the underlying exchange rate and changes in the spot price of the underlying exchange rates.

Standby Commitment Agreements
Standby commitment agreements are agreements that obligate a party, for a set period of time, to purchase a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the purchaser receives a commitment fee based upon a percentage of the purchase price of the security. The purchaser receives this fee whether or not it is ultimately required to purchase the security.
When the Fund enters into a standby commitment agreement, there is no guarantee that the securities subject to such agreement will be issued and, if such securities are issued, that the value of the securities on the date of issuance may be more or less than the purchase price. The Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid investments.
Short Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Fund may make short sales in an attempt to maintain fund portfolio flexibility and facilitate the rapid implementation of investment strategies if the Sub-Adviser believes that the price of a particular security or group of securities is likely to decline.
When the Fund makes a short sale, the Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.
The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.
While derivative instruments are excluded from the definition of a short sale, the Fund that may enter into short sales on derivative instruments with a counterparty will be subject to counterparty risk (i.e., the risk that the Fund’s counterparty will not satisfy its obligation under the particular derivative contract), in addition to risks relating to derivatives and short sales.
Short sales also involve counterparty risk to the extent that the broker or other institution fails to return the Fund’s collateral. However, since the market value of the security borrowed is marked-to-market daily, the Fund’s exposure would be limited to the difference between the amount of collateral posted by the Fund (as adjusted daily based upon market price) and the market value of the security borrowed by the Fund to close out its open short position.
Short Sales Against the Box
A short sale is “against the box” when the Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.
Restricted and Unregistered Securities
The securities in which the Fund may invest could be unregistered and/or have restrictions or conditions attached to their resale.
Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act, or in a transaction that is exempt from such registration such as certain privately negotiated transactions. For example, restricted securities issued in reliance on Rule 144A under the 1933 Act are subject to restrictions on resale but can be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities.
Some unregistered securities may require registration. Where registration is required, the Fund (as a registrant) could be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
In a typical Private Investment in Public Equity (“PIPE”) transaction, the issuer sells shares of common stock at a discount to current market prices to the Fund and may also issue warrants enabling the Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, the Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to the Fund if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.
Investments in Other Investment Company Securities
The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. Under the 1940 Act, subject to certain exceptions, the Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies (the “Fund-of-Funds Limitations”). Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and ETFs. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. The Fund may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. In some instances, the Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when the Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.
In addition, pursuant to Rule 12d1-4 under the 1940 Act, the Fund may invest in excess of the Fund-of-Funds Limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Fund is investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Fund-of-Funds Limitations. Further, if shares of the Fund are purchased by another fund beyond the Fund-of-Funds Limitations, and the Fund purchases shares of another investment company, the Fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds.
Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when the Sub-Adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.
Exchange-Traded Funds (“ETFs”). Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units,” are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.
The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, Optimized Portfolios as Listed Securities (“OPALS”) and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically, ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.
Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.
Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.
BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be non-investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.
Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid investments at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.
Money Market Funds. A money market fund (also called a money market mutual fund) is an open-end investment company that typically invests in cash, short-term debt securities such as U.S. Treasury bills, repurchase agreements, commercial paper, bank time deposits, certificates of deposits and other cash equivalents. Money market funds in the United States are subject to regulatory limits on the quality, maturity and diversity of their investments. Certain money market funds seek to maintain a stable NAV, usually at $1.00 per share. However, there is no assurance that these money market funds will be successful in maintaining a stable NAV. Certain other money market funds have a NAV that will fluctuate (or “float”) in value. As a result, when the Fund sells the shares of money market funds that it owns, they may be worth more or less than what the Fund originally paid for them. In addition, a money market fund may have the ability to impose liquidity fees or temporary redemption suspensions, thus impacting the liquidity of the fund. It is possible to lose money by investing in money market funds.
Securities Lending
To seek to generate additional income, the Trust has entered into a securities lending program whereby participating Funds will loan out their securities to qualified brokers, dealers and financial institutions (“borrowers”). Pursuant to this program, a Fund may make secured loans of its portfolio securities to the borrower provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33⅓% of the total assets of a Fund. For purposes of determining compliance with the 33⅓%, total assets may include the value of the collateral. The Fund generally will receive from a borrower a negotiated loan fee as well as amounts equal to any dividends or interest paid on the borrowed securities. Voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of any material vote.
The Funds might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Funds could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, each Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Funds will have to cover the loss when repaying the collateral.
Derivatives
Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.
The Sub-Adviser may use derivatives for a variety of reasons, including for example, (i) to enhance the Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect the Fund’s unrealized gains reflected in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of the Fund. In addition, the Fund may receive warrants or other derivatives in connection with corporate actions.
The Sub-Adviser may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Sub-Adviser’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from the Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.
The Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Fund.
Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the ability of the Fund to invest or remain invested in derivatives and adversely affect the value or performance of derivatives and the Fund. For example, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Under Rule 18f-4, the derivatives exposure of a mutual fund is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Additionally, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with the new rule by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The new rule may limit the Fund’s ability to use derivatives as part of its investment strategy.
AIS, on behalf of the Fund, has claimed an exclusion from the definition of a commodity pool operator under CFTC Regulation 4.5 and, therefore, is not subject to regulation under the Commodity Exchange Act (“CEA”) for the Fund. In order for AIS to claim the exclusion, the Fund is limited in its ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent AIS, on behalf of the Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or AIS may determine that the Fund will operate subject to CFTC regulation. If the Fund operates subject to CFTC regulation, it may incur additional expenses. If the Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.
Options
Purchasing and Writing Options on Securities. The Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in the Fund will enable the Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.
The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may also allow options to expire unexercised.
In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.
Secured put options will generally be written in circumstances where the Sub-Adviser wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Fund may effect closing transactions with respect to put options that were previously written.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security.
Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.
A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.
Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.
In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).
Gains or losses on the Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund. The Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. The Fund may also allow options to expire unexercised.
Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.
Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives the Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to the Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates the Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of the Fund’s investment goal and to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Trust does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.
Yield Curve Options
The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Sub-Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated. Yield curve options are traded OTC, and established trading markets for these options may not exist.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.
If a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily NAV, the Fund will mark-to-market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.
If the Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.
Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.
As a hedging strategy the Fund might employ, the Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.
The Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Fund would give up income on its investment, since long-term rates normally exceed short-term rates.
Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.
The Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of the Fund’s securities or an increase in the price of securities that the Fund intends to acquire or to gain exposure to an index (equitize cash). For example, the Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when the Fund is not fully invested in the securities market, the Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Fund intends to purchase.
Currency Futures. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.
Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
Options on Currency Futures. The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.
The Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract.
The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, the Fund may also use such investment techniques, provided that the Trust’s Board determines that their use is consistent with the Fund’s investment goal.
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While the Fund’s hedging transactions may protect the Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If the Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, the Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.
An incorrect correlation could result in a loss on both the hedged assets in the Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by the Sub-Adviser.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association (“NFA”) and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by NFA or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.
Swap Agreements and Options on Swap Agreements
OTC swap agreements are privately negotiated derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps (on an individual basis and/or a “basket” of swaps) may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, the Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, the Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation. In a volatility swap, the Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.
In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The Fund may engage in simple or more complex swap transactions involving a wide variety of underlying reference assets for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.
Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.
The Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (par value) of the underlying in exchange for the underlying. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if the Fund invests in the underlying directly.
For purposes of applying the Fund’s investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Fund at market value. In the case of a CDS or total return swap, however, in applying certain of the Fund’s investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Fund’s other investment policies and restrictions, the Fund may value the credit default or total return swap at market value. For example, the Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.
To the extent that the Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, under current regulatory requirements the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). For interest rate swaps, swaps where the underlying reference asset will not be delivered and swaps that are cash settled, the amount required to be segregated will generally be the market value of the swap. For swaps where the underlying reference asset will be delivered and for certain swaps such as CDS (when the Fund is selling credit protection), the amount required to be segregated will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (i) “currency exchange rate,” which involves the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies; (ii) “interest rate,” which involves the exchange by the Fund with another party of their respective commitments to pay or receive interest; (iii) “interest rate index,” which involves the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (iv) “credit default,” which involves an agreement of the Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (v) “total return,” which involves the exchange by the Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (vi) “volatility,” which involves the exchange by the Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.
Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, the Fund may bear the risk of such position until its maturity. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade). Certain tax considerations may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase the Fund’s volatility.
Structured Investments and Hybrid Instruments
Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities, commodity-linked notes and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.
The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes the Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by the Fund and it may be difficult for the Fund to sell a structured investment.
A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.
Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as CDS, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. The Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more CDS, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.
Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, it analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Master Limited Partnerships (“MLPs”)
MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as the Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.
Warrants and Rights
Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.
Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.
Voluntary Actions
From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements) where an issuer or counterparty offers securities or instruments to its holders or counterparties, such as the Fund, and the acquisition is determined by the Sub-Adviser to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed within the Prospectuses or SAI, or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering but prior to the receipt of the securities or instruments, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Roll Transactions
The Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or a TBA Transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”
Indirect Exposure to Cryptocurrencies Risk
Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets that are designed to act as a medium of exchange. Although the Fund has no current intention of directly investing in cryptocurrencies, the Fund may have indirect exposure to cryptocurrencies by investing in the securities of companies that provide technology or services which support a digital exchange or payment network (such as banks, payment service providers, or other financial services companies), provide technology which can be used in the mining of Bitcoin (such as manufacturers of graphics processing units) or hold cryptocurrency assets on their balance sheet (including publicly traded operating companies in unrelated industries). The Fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies (some of the most well-known include Bitcoin, Dogecoin and Ethereum) are not backed by any government, corporation, or other identified body. Trading markets for cryptocurrencies are often unregulated and may be more exposed to operational or technical issues as well as the potential for fraud or manipulation than established, regulated exchanges for securities, derivatives and traditional currencies.
Cryptocurrencies have been subject to significant fluctuations in value. The value of a cryptocurrency may significantly fluctuate precipitously (including declining to zero) and unpredictably for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes; general economic conditions; adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the creation (“minting” or “mining”) of cryptocurrency; confidence in, and the maintenance and development of, its network and open-source software protocols such as blockchain for ensuring the integrity of cryptocurrency transactional data; and general risks tied to the use of information technologies, including cybersecurity risks.
Cybersecurity Risk
The use of technology is prevalent in the financial industry, including the Fund’s management and operations. As a result, the Fund is susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Fund or shareholders, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Fund’s investments, accounting and valuation systems, or compliance testing systems used to monitor the Fund’s investments. A cybersecurity breach may result in financial losses to the Fund and shareholders; the inability of the Fund to timely process transactions or conduct trades; delays or mistakes in materials provided to shareholders; errors or delays in the calculation of Fund’s NAVs; violations of privacy and other laws (including those related to identity theft); regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Adviser, Sub-Adviser, the Distributor and other service providers to the Fund, as well as financial intermediaries and parties with which the Fund does business, which in turn could result in losses to the Fund and shareholders and disruptions to the conduct of business between the Fund, shareholders, the Fund’s service providers and/or financial intermediaries.
While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Fund does not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Fund transacts.
Operational Risk and Business Continuity Plan
The Adviser, its affiliates and/or the Trust’s material service providers may experience business disruptions that could negatively impact their ability to provide services to the Fund. While the Adviser maintains a Business Continuity Plan (“BCP”) and has processes in place that are designed to minimize the disruption of normal business operations in the event of an adverse incident, there are inherent limitations in such plans and processes, including the possibility that certain systems and/or recovery processes do not work as intended. In addition, the Adviser and its affiliates do not control the operational systems or functions of the Trust’s third-party service providers. While the BCP is routinely tested and monitored, under certain circumstances the Adviser, its affiliates, and/or service providers to the Trust could be prevented or hindered from providing essential services to the Trust for extended periods of time. These disruptions could significantly impact the Trust’s business operations including, but not limited to, interfering with the ability to process shareholder transactions, trade or value portfolio holdings and/or timely calculate the Fund’s NAV.
Geopolitical, Social and Economic Risk
Geopolitical, social, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest, and tariff and trade wars) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Fund and the issuers in which they invest are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, in early 2020, a novel coronavirus and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. In addition, U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. For example, if a bank in which the Fund or issuer have an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line of credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which such Fund invests. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs, and measures that impact interest rates, among other responses, is also a factor that may impact the financial markets and the value of the Fund’s holdings. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type. The Fund will also be negatively affected if the operations and effectiveness of the Fund or its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
Foreign countries, companies, or individuals may become subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of the Fund’s investments, and could impair such Fund’s ability to meet its investment objective or invest in accordance with its investment strategy. In addition, sanctions and similar measures could result in downgrades in credit ratings of the sanctioned country or companies located in or economically exposed to the sanctioned country or company, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. The Fund may be prohibited from investing in securities issued by companies subject to such restrictions, and sanctions or other similar measures could significantly delay or prevent the settlement of securities transactions. For example, in 2020, the U.S. government imposed sanctions generally prohibiting U.S. investors from directly or indirectly purchasing or otherwise gaining exposure to certain securities identified as having ties to China’s military and related industries. In 2022, because of ongoing regional armed conflict in Europe, many countries around the world, including the United States, imposed sanctions on Russia. Such sanctions have included, among others, freezing the assets of particular entities and persons, and banning Russia from global payment systems that facilitate cross-border payments. These sanctions and similar measures could result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of instruments in which the Fund invests. These and potential similar future sanctions may limit the potential universe of securities in which the Fund may invest, may require the Fund to freeze or divest its existing investments in a company that becomes subject to such restrictions, and may negatively impact investment performance of the Fund.
The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products.
Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.
Regulatory and Legal Risk
The regulation of investments, investment companies, and investment advisers is an evolving area of law and is subject to modification by governmental and judicial actions. It is not possible to determine the full extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any such proposals will become law. Compliance with any new laws or regulations could be difficult, increase the fees and expenses for the Fund, and may impact the manner in which the Fund conducts business, the investment performance of the Fund, and/or the viability of the Fund. Furthermore, new laws or regulations may subject the Trust, the Fund and/or shareholders to increased taxes or other costs.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. The vote of a majority of the outstanding voting securities of the Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, the Fund:
(i) may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or repurchase agreements with respect thereto);
(ii) may purchase or sell real estate to the extent permitted by applicable law;
(iii) may borrow money and issue senior securities to the extent permitted by applicable law;
(iv) may make loans to the extent permitted by applicable law;
(v) may underwrite securities to the extent permitted by applicable law; and
(vi) may purchase and sell commodities to the extent permitted by applicable law.
Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Fund with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.
With respect to fundamental investment restriction (i): For purposes of complying with this restriction, the Fund, in consultation with the Sub-Adviser, utilizes its own industry classifications. In addition, Government-issued mortgage-related securities, including CMOs, are considered government securities.
With respect to fundamental investment restriction (ii): Without limiting the generality of restriction (ii), the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it.
With respect to fundamental restriction (iv): Investments in loan participations and assignments are considered to be debt obligations and are therefore permissible investments for the Fund.
With respect to fundamental investment restriction (v): Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction (v) permits the Fund to sell securities in this circumstance.
With respect to fundamental investment restriction (vi): The Fund is permitted to invest in commodities to the extent permitted under the 1940 Act. Commodities may be deemed to include any commodities contracts (including those with underlying bulk goods, such as grains, metals and foodstuffs), futures contracts and related options, options, and forward contracts. The 1940 Act does not directly limit the Fund’s ability to invest directly in physical commodities. However, the Fund’s direct and indirect investments in physical commodities may be limited by the Fund’s’ intention to qualify as a RIC under the Code, the Fund’s investment strategy, and other regulatory requirements. Interpretations and guidance provided by the Commission Staff may be taken into account, where deemed appropriate by the Fund, to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the Commission. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change. See also “Derivatives” above and “Taxation” below.
Non-Fundamental Investment Restrictions
The Adviser may, in consultation with the Sub-Adviser, revise investment restrictions that are non-fundamental policies of the Fund. The following non-fundamental investment restriction applies to the Fund:
1. The Fund may not purchase illiquid investments or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such securities.
Unless otherwise specifically stated in the Fund’s Prospectus or above, the Fund’s investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). The foregoing does not apply to borrowings.
ORGANIZATION AND MANAGEMENT OF THE TRUST
The Trust is a Delaware statutory trust organized on November 29, 2022 and, as of the date of this SAI, consists of 22 series, or funds. This SAI and the related Prospectuses relate to the Fund. The other 21 series of the Trust are offered in separate prospectuses and SAIs. The assets of the Fund are segregated, and your interest is limited to the Fund in which you invest. The full legal name of the Trust is “Aristotle Funds Series Trust,” and may also be referred to as “Aristotle Funds” or the “Trust.”

Management Information
The business and affairs of the Trust are managed under the direction of the Board under the Trust’s Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons” because of their positions with the AIS and/or Aristotle Pacific or their affiliates. The Trustees and officers of the Trust and their principal occupations during the past five years as well, as certain additional occupational information, are shown below. The address of each Trustee and officer is c/o Aristotle Funds, 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.
I. Trustees
The following table sets out the Trustees of the Trust, their principal occupations and other trusteeships held during the last five years, and certain other information.

Name and Year of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) and Other Trusteeships Held During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees[3]
Independent Trustees
Joseph Chi 1966	Trustee	2022 to Present	Head of Responsible Investment of Dimensional Fund Advisors (2019 to 2021) Vice President and Senior Portfolio Manager, Dimensional Fund Advisors (March 2019 to October 2019) Chair of Investment Committee and Co-Head of Portfolio Management, Dimensional Fund Advisors (2012 to March 2019).	22
Wendy Greuel 1961	Trustee	2022 to Present	National Advisor of Manatt, Phelps & Phillips LLP (May 2023 to Present) Director, Fisker Inc. (2020 to Present) Executive in Residence and Strategic Advisor, California State University, Northridge, David Nazarian College of Business and Economics (2016 to Present) Consultant and Vice Chairperson, Discovery Cube Los Angeles (2014 to Present)	22
Warren A. Henderson 1949	Trustee (Chair)	2022 to Present	Advisory Board Member, Intercontinental Real Estate Corporation (2003 to Present) President, Mosaic Global Partners (2002 to Present) President, Mosaic Investment Advisors (2002 to Present)	22
Alexander B. Potts 1967	Trustee	2026 to Present	Founder & Co-President, MCAP Ventures (March 2024 to Present) Divisional President, President Emeritus, Buckingham Asset Management (January 2019 to March 2024)	22
Interested Trustee
Richard Schweitzer 1964	Trustee and President	2022 to Present	Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management, LLC (July 2011 to Present)	22
1    A Trustee serves until he or she resigns, retires, or his or her successor has been duly elected and qualified.
2    The term “Fund Complex” as used herein includes the Fund and other funds of the Trust offered under separate prospectuses, namely Aristotle Core Equity Fund, Aristotle Core Income Fund, Aristotle Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle Growth Equity Fund, Aristotle High Yield Bond Fund, Aristotle International Equity Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, Aristotle Portfolio Optimization Moderate Fund, Aristotle Short Duration Income Fund, Aristotle Small Cap Equity Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Strategic Income Fund, Aristotle Ultra Short Income Fund, Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund, Aristotle Pacific EXclusive Fund Series H and Aristotle Pacific EXclusive Fund Series I.

II. Trust Officers
The following table sets out the officers of the Trust (other than those listed above), their principal occupations during the last five years, and certain other information.

Name and Year of Birth	Position(s) with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joanne Chyun 1978	Assistant Treasurer and Vice President	2023 to Present
Controller of APC Asset Development I, LP and APC Asset Development II, LP
(December 2023 to Present)
Senior Vice President of Aristotle Pacific Capital, LLC and Aristotle Investment Services, LLC
(April 2023 to Present)
Director of Pacific Asset Management LLC
(March 2018 to April 2023)

Thomas J. Fuccillo 1968	Chief Compliance Officer, Chief Legal Officer and Vice President	2023 to Present
Managing Director, Legal & Risk of Aristotle Capital Management, LLC
(April 2024 to Present)

Managing Director and Chief Legal Officer of Aristotle Investment Services, LLC
(January 2023 to Present)

Senior Attorney, Ropes & Gray LLP (law firm)
(May 2022 to December 2022)

President and Chief Executive Officer of the AllianzGI Funds Complex
(2016 to 2021)

Trustee of the AllianzGI Funds Complex
(2019 to 2021)

Head of Funds Legal of Allianz Global Investors U.S. Holdings LLC
(2008 to 2019)

Carl G. Gee 1990	Assistant Secretary and Vice President	2024 to Present
Counsel of APC Asset Development I, LP and APC Asset Development II, LP
(September 2024 to Present)
Counsel of Aristotle Pacific Capital, LLC
(September 2024 to Present)

Vice President and Counsel of U.S. Bank Global Fund Services, LLC
(June 2016 to September 2024)

Vice President and Secretary of Professionally Managed Portfolios Trust (mutual fund complex)
(March 2020 to September 2024)

1 The officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified.

Joseph Lallande 1970	Secretary and Vice President	2022 to Present
General Counsel of APC Asset Development I, LP and APC Asset Development II, LP
(December 2023 to Present)
General Counsel of Aristotle Pacific Capital, LLC and Deputy Chief Legal Officer of Aristotle Investment Services, LLC
(April 2023 to Present)
Assistant Vice President and Assistant General Counsel of Pacific Life Insurance Company
(September 2010 to April 2023)

Chief Operating Officer, President and Assistant Secretary of Pacific Global ETF Trust
(October 2020 to June 2022)

Vice President and Assistant Secretary of Pacific Global ETF Trust
(July 2018 to October 2020)

Legal Counsel of Pacific Global Advisors LLC
(June 2018 to December 2021)

Joshua B. Schwab 1981	Treasurer and Vice President	2022 to Present
Chief Financial Officer and Chief Operating Officer of APC Asset Development I, LP and APC Asset Development II, LP
(November 2023 to Present)
Chief Financial Officer/Chief Operating Officer of Aristotle Pacific Capital, LLC and Chief Financial Officer of Aristotle Investment Services, LLC
(April 2023 to Present)
Assistant Vice President, Finance of Pacific Select Distributors, LLC
(January 2022 to Present)

Assistant Vice President of Pacific Asset Management LLC
(December 2019 to April 2023)

Vice President, Treasurer and Principal Financial Officer of Pacific Global ETF Trust
(December 2018 to June 2022)

Managing Director of Pacific Global Advisors LLC
(June 2018 to December 2021)

Assistant Vice President of Pacific Life Fund Advisors LLC d/b/a Pacific Asset Management
(August 2015 to December 2019)

Kim M. St. Hilaire 1972	Vice President	2022 to Present
Managing Director of Aristotle Capital Management, LLC
(May 2021 to Present)

Chief Operating Officer of Aristotle Investment Services, LLC
(April 2023 to Present)

Chief Operating Officer of First Pacific Advisors, LLC
(August 2018 to May 2021)

Board of Trustees
Additional Information Concerning the Board of Trustees
The Role of the Board. The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Sub-Adviser, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Trust Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person or virtually, and involve the Board’s review of the Trust’s operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established two standing committees, an Audit Committee and a Nominating and Fund Governance Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each Committee is comprised entirely of Independent Trustees. The Chair of the Board is an Independent Trustee who acts as the primary liaison between the Independent Trustees, the Interested Trustee and management. The Chair of the Board helps identify matters for consideration by the Board and regularly participates in the agenda setting process for Board meetings. The Board reviews its structure annually through the Nominating and Fund Governance Committee. In developing its structure, the Board has considered that the Interested Trustee, as Chief Financial Officer and Chief Operating Officer of Aristotle Capital Management, LLC (“Aristotle Capital”), the parent company of the Adviser, provides valuable input as to, among other things, the operation of the Adviser, its financial condition and business plans relating to the Trust. The Board has also determined that having a Chair of the Board who is an Independent Trustee and the function and composition of the Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that might arise from an Interested Trustee serving on the Board.
Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Sub-Adviser as to investment risks as well as other risks that may also be discussed in Audit Committee meetings. In addition, the Board receives reports from the Adviser’s risk management personnel regarding their assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. The Board and its committees receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with the Sub-Adviser or specific investment strategies. The Audit Committee meets regularly with the CCO to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Adviser personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.
Information About Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. Each Trustee has a demonstrated record of business and/or professional accomplishment. The Trust’s Nominating and Fund Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. The Nominating and Fund Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of the Trust, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.
Joseph Chi, CFA, served as Chairman of the Investment Committee and Co-Head of Portfolio Management at Dimensional Fund Advisors, overseeing a global investment team that managed over $600 billion in numerous investment strategies and vehicles, including US-registered mutual funds, UCITS, OEICS, Canadian trusts, Australian trusts and separate accounts. These portfolios included global fixed income and equity securities in various investment strategies. Mr. Chi was responsible for presenting to and responding to questions from the fund board, as well as to many other third-party fund boards for whom they acted as sub-adviser. Prior to joining Dimensional, Mr. Chi practiced as a securities and finance attorney, specializing in venture capital, private placements, public offerings, and mergers and acquisitions. He received an MBA with a concentration in finance from the Anderson School of Management at UCLA, where he received the Harold M. Williams award for overall academic achievement and the J. Fred Weston Award from the Finance Department. Mr. Chi also holds a J.D. degree from the University of Southern California and a B.S. in electrical engineering, cum laude, from UCLA. He is a CFA® charterholder.
Warren A. Henderson currently serves as Founder and Managing Partner of Mosaic Global Advisors, Inc., a management consultant in the institutional asset management market space. Before founding Mosaic, Mr. Henderson spent eight years as a Senior Principal of State Street Global Advisors (SSGA) where he was head of the Public Funds, Taft-Hartley and Health Care marketing group. He joined State Street Corporation in 1991 as a Vice President in the Public Funds Services custody division. Previously, he spent 10 years with the IBM Corporation where he was the Senior Manager for major Public Fund and Higher Education accounts and held several other marketing and development positions. Mr. Henderson holds a B. S. in Business Administration from Florida A&M University and a Master of Public Administration/Information Networks from the University of Pittsburgh, School of Public & International Affairs.
Wendy Greuel currently serves as an Executive in Residence and Strategic Advisor for David Nazarian College of Business and Economics at California State University Northridge, Consultant for Discovery Cube Los Angeles, and Board Member and Audit Committee Chair of Fisker, Inc. Prior to this, Ms. Greuel served as Los Angeles City Controller from 2009 – 2013, where she acted as the city’s chief auditor and financial watchdog, performing more than 60 audits of city departments and bringing greater transparency and openness to city government. She holds a B.A. Political Science from UCLA.
Alexander B. Potts currently serves as Partner and Founder of MCAP Ventures, an investing and consulting firm which helps great businesses help others. Before founding MCAP, Mr. Potts served as President Emeritus of Buckingham Management Company and previously served as President of Buckingham Strategic Partners, where he focused on strategies, vision and growth for its Turnkey Asset Management Platform business. Mr. Potts also was the Founder, President and CEO of Loring Ward Securities Inc. and was the Founder, President and CEO of the SA Funds Trust, a mutual fund company. Mr. Potts also previously started and ran a registered investment adviser. Mr. Potts holds a B.A. in Economics from Santa Clara University.
Richard Schweitzer, CFA, is President of the Trust and Trustee. Mr. Schweitzer is also Chief Financial Officer, Chief Operating Officer and a member of the Board of Managers of Aristotle Capital. He began his career in 1987 with Price Waterhouse, then left public accounting to use his tax and accounting expertise to eventually head Bank of America’s Mortgage and Asset Securities Services Group. In 1992, Mr. Schweitzer joined the Pilgrim Group and its successor firm, Astra Management Company, where he successfully managed the liquidation of large pools of complex mortgage-backed securities. He also served in various senior capacities at predecessor asset management firms to Aristotle Capital. Mr. Schweitzer earned his Bachelor of Science degree in Business Administration with concentrations in Finance and Accounting from California State University, Northridge, and his MBA from the University of Southern California. He is a CFA® charterholder and a Certified Public Accountant (inactive) in the State of California. In addition to being a long and loyal philanthropic supporter of his undergraduate alma mater, Mr. Schweitzer also serves on the Nazarian School of Business and Economics Advisory Board and on the Finance Committee and the Board of the California State University Northridge Foundation.
Committees. The standing committees of the Board are the Audit Committee and the Nominating and Fund Governance Committee.
The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust and the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the CCO. Ms. Greuel serves as Chair of the Audit Committee. The Board has determined that Ms. Greuel is an “audit committee financial expert” as such term is defined in the applicable regulations. Because the Fund has not commenced operations as of the date of this SAI, the Audit Committee has not yet met with respect to the Fund.
The members of the Nominating and Fund Governance Committee include each Independent Trustee of the Trust. The Nominating and Fund Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board and its committees and the effectiveness of the Board’s committee structure, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Nominating and Fund Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Nominating and Fund Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Nominating and Fund Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Nominating and Fund Governance Committee Chair at the Trust’s offices: 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025. Joseph Chi serves as Chair of the Nominating and Fund Governance Committee. Because the Fund has not commenced operations as of the date of this SAI, the Nominating and Fund Governance Committee has not yet met with respect to the Fund.

Management Ownership. Because the Fund has not yet commenced operations as of the date of this SAI, the Trustees and the Trust’s Officers do not own any shares of the Fund as of the date of this SAI.
Beneficial Ownership of Trustees. Because the Fund has not yet commenced operations as of the date of this SAI, the Trustees and officers do not own any shares of the Fund as of the date of this SAI.
Compensation. No compensation is paid by the Trust to any of the Trusts’ Officers or the Interested Trustee. For each fiscal year, each Independent Trustee receives a retainer fee of $157,500. The Chairperson of the Board receives additional compensation of $20,000. The chairs of the Audit Committee and Nominating and Fund Governance Committee receive additional compensation of $10,000 and $7,000, respectively. The following table provides an estimate of the compensation to be paid to the Independent Trustees for the Fund’s initial fiscal year ending March 31, 2026.

Name	Aggregate Compensation from the Trust	Total Compensation from Fund Complex(1) Paid to Trustees
Joseph Chi	$[ ]	$[ ]
Wendy Greuel	$[ ]	$[ ]
Warren A. Henderson	$[ ]	$[ ]
Dennis R. Sugino(2)	$[ ]	$[ ]
Alexander B. Potts(3)	$[ ]	$[ ]

	$[ ]	$[ ]
(1)The term “Fund Complex” as used herein includes the Fund and those funds of the Trust offered under a separate prospectus, namely Aristotle Core Equity Fund, Aristotle Core Income Fund, Aristotle Core Bond Fund, Aristotle Floating Rate Income Fund, Aristotle Growth Equity Fund, Aristotle High Yield Bond Fund, Aristotle International Equity Fund, Aristotle Portfolio Optimization Aggressive Growth Fund, Aristotle Portfolio Optimization Conservative Fund, Aristotle Portfolio Optimization Growth Fund, Aristotle Portfolio Optimization Moderate Conservative Fund, Aristotle Portfolio Optimization Moderate Fund, Aristotle Short Duration Income Fund, Aristotle Small Cap Equity Fund, Aristotle Small/Mid Cap Equity Fund, Aristotle Strategic Income Fund, Aristotle Ultra Short Income Fund, Aristotle Value Equity Fund, Aristotle/Saul Global Equity Fund, Aristotle Pacific EXclusive Fund Series H and Aristotle Pacific EXclusive Fund Series I. For the fiscal year ended March 31, 2025, Trustees’ fees in the amount of $643,000 were incurred by the Fund Complex.
(2)Mr. Sugino retired from the Board on October 31, 2025.
(3)Mr. Potts was appointed as an Independent Trustee as of January 1, 2026.
Investment Adviser
AIS, a Delaware limited liability company, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust and AIS.
AIS is responsible for overseeing the investment program for the Trust. AIS also furnishes to the Board, which has responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Under the terms of the Advisory Agreement, AIS is obligated to manage the Fund in accordance with applicable laws and regulations. AIS is located at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025. See the “Information About the Sub-Adviser” section for additional information regarding AIS.
The Advisory Agreement will continue in effect for an initial two-year period and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or (ii) by the Board, and a majority of the Independent Trustees. The Advisory Agreement and the sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.
The Fund does not pay management fees to AIS for its management services under the Advisory Agreement. However, the Sub-Adviser will, from the management fee received from the broker-dealers and/or investment advisers that sponsor "wrap fee" programs in which the Fund is included, or the Sub-Adviser's institutional advisory clients, compensate AIS for the Fund’s allocated portion of management services provided by AIS.
Administrative Services
AIS in its capacity as the Fund’s Administrator (AIS, in its capacity as administrator, the “Administrator”), performs certain administrative services for the Fund pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. Pursuant to the Supervision and Administration Agreement, the Administrator provides the Fund with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. The supervision and administration services provided by the Administrator include, among others, (i) shareholder services, including the preparation of shareholder reports and the maintenance of a shareholder call center; (i) regulatory compliance, such as report filings with the SEC and state or other regulatory authorities; and (iii) general supervision and coordination of matters relating to the operation of the Fund, including coordination of the services performed by the Fund’s advisers, custodian, transfer agent, dividend disbursing agent, recordkeeping agent, legal counsel, independent public accountants and others. The Administrator pays for and furnishes the office space and equipment necessary to carry out the Fund’s business and pays the compensation of the Trust’s officers and employees. In addition, the Administrator is responsible for arranging the services and bearing the expenses of the Trust’s service providers, including, among others, legal, audit, transfer agency, and recordkeeping services. The Administrator is also responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders.
U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (the “Sub-Administrator”), located at 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, performs certain administrative services for the Fund pursuant to the Fund Sub-Administration Servicing Agreement with AIS (the “Sub-Administration Agreement”). These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Fund and the Sub-Adviser with compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund.
Under a separate Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Agreement”), the Sub-Administrator also provides certain accounting services to the Fund. The accounting services performed by the Sub-Administrator include, among others, assisting in determining the NAV per share of the Fund, maintaining records relating to the securities transactions of the Fund, and processing and monitoring expense accruals and payments.
For the services provided by the Sub-Administrator under the Sub-Administration Agreement and the Fund Accounting Agreement, the Administrator pays to the Sub-Administrator an annual administration fee based on its average net assets as listed in the table below, with a minimum annual fee of $25,000 per Fund.

Average Net Assets	Annual Fee
Up to $3 billion	0.0125%
$3 billion but less than $6 billion	0.0100%
More than $6 billion	0.0075%
Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Fund is responsible for: (i) salaries and other compensation or expenses of the Trust’s executive officers and employees, who are not officers, directors, shareholders, members, partners or employees of the Administrator; (ii) taxes and governmental fees; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred for the Fund; (iv) costs, including the interest expenses, of borrowing money; (v) fees and expenses of Trustees who are not officers, employees, partners, shareholders or members of the Administrator; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational, offering expenses, and any other expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) expenses allocated or allocable to a specific class of shares (“class-specific expenses”).
Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervision and administration fees as described in this section. Class-specific expenses may also include other expenses as permitted by the Trust’s Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act (the “Multi-Class Plan”) and subject to review and approval by the Trustees. The Fund offers a single class of shares, and do not charge any class-specific expenses. As such, the Fund is not currently subject to the Trust’s Multi-Class Plan.
The Supervision and Administration Agreement may be terminated by vote of a majority of the Trustees or by a vote of the outstanding shares of the Trust, or, with respect to a particular Fund or class, by vote of a majority of the outstanding voting shares of such Fund or class, on 60 days’ written notice to the Administrator. The Administrator may terminate the Supervision and Administration Agreement at any time on 60 days’ written notice to the Trust.
The Supervision and Administration Agreement is subject to annual approval by the Board, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration

Agreement, as supplemented from time to time, was approved by the Board, including all of the Independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (i) the Supervision and Administration Agreement is in the best interests of the Fund and its shareholders; (ii) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Fund; (iii) AIS is able to provide, or to procure, services for the Fund which are at least equal in nature and quality to services that could be provided by others; and (iv) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
The Fund does not pay fees to AIS or the Sub-Administrator for the administrative services provided to the Fund. However, the Sub-Adviser will, from the management fee received from the broker-dealers and/or investment advisers that sponsor "wrap fee" programs in which the Fund is included, or the Sub-Adviser's institutional advisory clients, reimburse and compensate AIS for the Fund’s allocated portion of its out-of-pocket expenses and administrative services provided by AIS.
Expense Limitation Agreement
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”), the Adviser has contractually agreed to be responsible for and assume the obligation for payment of all expenses incurred by the Fund, including organizational and operational expenses, but excluding acquired fund fees and expenses, interest, fees associated with any credit facility, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures which are capitalized in accordance with generally accepted accounting principles (other than offering costs), and other extraordinary expenses not incurred in the ordinary course of such Fund’s business. The Expense Limitation Agreement will continue in effect, unless sooner terminated or amended by the Fund’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement between the Trust and the Adviser.
INFORMATION ABOUT THE SUB-ADVISER
Aristotle Pacific
Aristotle Pacific, located at 840 Newport Center Drive, 7th Floor, Newport Beach, California 92660, acts as sub-adviser to the Fund. Originally founded in 2007, Aristotle Pacific specializes in credit oriented fixed income strategies. Aristotle Pacific is an SEC registered investment adviser. Aristotle Capital holds a controlling interest in Aristotle Pacific.
AIS serves as investment adviser to the Fund and employs Aristotle Pacific to serve as the Sub-Adviser subject to a sub-advisory agreement. AIS takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, AIS supports the Board oversight process by, among other things, acting on Board instructions relating to the Fund and providing reports and other information requested by the Board from time to time.
The Sub-Adviser has entered into a sub-advisory agreement with the Adviser. The Sub-Adviser provides investment advisory services to the Fund. With respect to the sub-advised Fund, AIS has the ultimate responsibility in overseeing and monitoring the services provided by the Sub-Adviser. AIS evaluates the performance of the Sub-Adviser and the Sub-Adviser’s execution of the Fund’s investment strategies, as well as the Sub-Adviser’s adherence to the Fund’s investment goals and policies. AIS conducts risk analysis and performance attribution to analyze the Fund’s performance and risk profile and works with the Sub-Adviser to implement changes to the Fund’s strategies when appropriate. AIS’s analysis and oversight of the Sub-Adviser may result in AIS’s recommendation to the Board that the Sub-Adviser be terminated or replaced.
AIS also conducts ongoing due diligence on the Sub-adviser involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of the Sub-Adviser’s written compliance policies and procedures and assessments of the Sub-Adviser’s compliance program and code of ethics. AIS also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.
AIS also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the onboarding process for new sub-advisers, including establishing trading accounts to enable a sub-adviser to begin managing Fund assets. Additionally, in the event that the Sub-Adviser was to become unable to manage the Fund, AIS has implemented plans to provide for the continued management of the Fund’s portfolio. AIS oversees and implements transition management programs when significant changes are made to the Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for the Fund. AIS also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on the Fund.

Under the terms of the Sub-Advisory Agreement, Aristotle Pacific will not receive a fee for the provision of its services as Sub-Adviser to the Fund. You should be aware, however, that the Fund is an integral part of “wrap fee” programs and other investment programs sponsored by investment advisers. Participants in wrap fee programs or other similar fee-based programs pay a “wrap fee” or similar fee to the program’s sponsor that covers investment advisory and other similar services (and in turn the program sponsor pays fees to the Sub-Adviser), while institutional investment advisory clients of the Sub-Adviser pay the Sub-Adviser a fee for investment advisory and other similar services. If you are a participant in a wrap fee program or other similar fee-based investment program, you should read carefully the wrap-fee brochure or other literature provided to you by your investment adviser. The brochure or literature is required to include information about the fees charged by your adviser and the fees paid by your adviser to the Sub-Adviser.
The following provides information regarding the Sub-Adviser’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section.
Aristotle Pacific’s Compensation Structure and Method
The overall objective of the compensation program for portfolio managers is for Aristotle Pacific to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the success of their clients and Aristotle Pacific. Aristotle Pacific’s portfolio managers are generally compensated with a base salary, discretionary year-end bonuses, and equity. Their discretionary bonuses are determined by senior management based on a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Fund and other accounts that they manage, their contributions to the quality of research and investment ideas generated by Aristotle Pacific, an individual’s contribution to company objectives, and the overall financial condition of the firm. Equity participation is determined by senior management based on each professional’s contribution to long-term performance. Compensation is not specifically based on assets under management.
Other Accounts Managed
The following table includes information for each portfolio manager of the Fund regarding the number and total assets of other accounts managed as of [ ] , 2026 that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account.
Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the Sub-Adviser.

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Jeff Klingelhofer
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
Andrew Ross
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund or Funds of the Trust for which the Sub-Adviser acts as sub-adviser may be presented with the following potential conflicts.
Aristotle Pacific
Aristotle Pacific may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary, Aristotle Pacific exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.
In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client. Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy. In addition, Aristotle Pacific will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Aristotle Pacific or different amounts of investable cash available. As a result, although Aristotle Pacific manages multiple accounts with similar or identical investment goals, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. Aristotle Pacific has implemented policies and procedures to address trade allocation and aggregation decisions. These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.
Beneficial Interest of Portfolio Managers
Portfolio managers are not required to own shares of the Fund that they manage on behalf of the Trust. Although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. The Fund has not commenced operations as of the date of this SAI; as such, the portfolio managers did not own any shares of the Fund as of the date of this SAI.
FUND TRANSACTIONS AND BROKERAGE
Investment Decisions
Investment decisions for the Trust and for the other investment advisory clients of the Adviser or Sub-Adviser, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including the Fund.
It also sometimes happens that the Adviser or Sub-Adviser purchases or sells the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Sub-Adviser’s other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Sub-Adviser client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Sub-Adviser may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.
Brokerage and Research Services
The Adviser or Sub-Adviser places all orders for the purchase and sale of securities, options, and futures contracts and other investments for the Fund through a substantial number of brokers and dealers or FCMs selected at its discretion. In executing transactions, the Adviser or Sub-Adviser will seek to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Fund, the Adviser or Sub-Adviser may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Sub-Adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of the Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with the Trust’s policies and applicable law. In addition, the Adviser and the Sub-Adviser have adopted policies regarding their duty to seek best execution for transactions conducted on behalf of the Fund. These policies generally cover the selection of brokers and dealers, order aggregation, allocation of orders, affiliated transactions, and brokerage and research services (soft dollars), as applicable.
There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker could charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Sub-Adviser may be unable to negotiate commission rates for these transactions.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Sub-Adviser, a commission amount that exceeds the amount charged by another broker-dealer because of the value of the brokerage and research services provided. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Sub-Adviser for the Fund may receive brokerage and research services from many broker-dealers with which the Adviser or Sub-Adviser places the Fund’s transactions. The Adviser or Sub-Adviser for the Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Sub-Adviser in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund within the Trust. The advisory fee paid by the Fund is not reduced because the Adviser or Sub-Adviser and its affiliates receive such services.
As noted above, the Adviser or Sub-Adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Sub-Adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Because the Fund has not commenced operations as of the date of this SAI, the Fund has not yet paid any brokerage commissions.
Because the Fund has not commenced operations as of the date of this SAI, the Fund has not acquired or held any securities of their Regular Broker-Dealers and/or their Regular Broker-Dealers’ parent company.
Portfolio Turnover
For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, generally long-term securities are included and the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for the Fund will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Sub-Adviser. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. The Fund may engage in active and frequent trading which could result in higher trading costs and reduce performance, and may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a shareholder. No portfolio turnover information is provided for the Fund, as the Fund has not commenced operations prior to the date of this SAI.
Disclosure of Portfolio Holdings
The Trust publicly discloses portfolio holdings periodically on the Trust’s website. The website address is aristotlefunds.com. Unaudited month-end holdings for the Fund are generally posted approximately three to five business days following month-end. There could be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings will also be included in periodic filings with the SEC.
It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust and Adviser service provider, including the Adviser, the Sub-Adviser, the Distributor or their affiliates.
More current, non-public holdings information is available to certain service providers in order for such service providers to fulfill their contractual obligations to (or on behalf of) the Trust and Adviser service providers. Such service providers, including (but not limited to) the Adviser, the Sub-Adviser, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, can receive or have access to non-public portfolio holdings without any lag time on an as-needed basis. Each of these service providers has entered into an agreement with the Trust or Adviser whereby the service provider has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information. In addition to the Adviser and the Sub-Adviser, these service providers include:

Broadridge Financial Solutions, Inc.	Securities Finance Trust Company
Foreside Financial Services, LLC	[ ]
Sullivan & Worcester LLP	U.S. Bancorp Fund Services, LLC
Securities Class Actions Services, LLC	U.S. Bank N.A.
The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Sub-Adviser or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or Sub-Adviser’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Sub-Adviser will not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.
In addition, when the Trust, the Adviser or Sub-Adviser purchase and sell securities through broker-dealers, engage in OTC trading with certain counterparties (i.e. swap dealers), request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

Separate account, model delivery programs and unregistered products clients (“Other Accounts”) of the Adviser or Sub-Adviser may have same day access to their portfolio holdings, and their advisors have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers. In addition, information about non-public portfolio holdings information attributable to Other Accounts managed or advised by the Adviser or Sub-Adviser may be available to one or more affiliated or unaffiliated service providers to those accounts. Some of the Other Accounts have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds. These Other Accounts are not subject to the portfolio holdings disclosure policies of the Funds to which they are similar and may disclose their similar or nearly identical portfolio holdings information in different forms and at different times than the Funds.
The Trust, or its duly authorized service providers, can disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.
If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.
The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby the Sub-Adviser is asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.
No compensation is received by the Trust, the Adviser or the Sub-Adviser in connection with the disclosure of portfolio holdings information.
Notwithstanding anything in this section or the Disclosure of Portfolio Holdings Policy, the Trust’s Board, its Chief Legal Officer or its CCO may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.
The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Sub-Adviser. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board, as required by Rule 38a-1.
NET ASSET VALUE (“NAV”)
Purchases and sales of Fund shares are effected at NAV. The Fund’s shares are purchased or sold at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by the Trust or its designee in proper form. However, the Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of investments from the Fund, in lieu of cash, in accordance with applicable rules. The calculation of the Fund’s NAV is discussed further in the Prospectuses.
The value of each security or other investment is the amount which the Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by the Fund is based primarily on pricing data obtained from various sources approved by the Board or its delegate. Valuation of investments held by the Funds is discussed in the Prospectuses.
DISTRIBUTION OF TRUST SHARES
Distributor
Foreside Financial Services, LLC, serves as the principal underwriter and distributor (the “Distributor”) of the continuous offering of each class of the Trust’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Trust, which is subject to annual approval by the Trust’s Board or the vote of a majority of the outstanding voting securities of the Fund, in accordance with Section 15 of the 1940 Act. The Distributor, located at Three Canal Plaza, Suite 100, Portland, ME 04101, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to the Fund or class without penalty, at any time, by the Fund or class by not more than 60 days nor less than 30 days written notice to the Distributor, or by the Distributor upon not more than 60 days nor less than 30 days written notice to the Trust. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The Trust bears all expenses in connection with the offering of shares and communications with shareholders of the Fund, including but not limited to fees and disbursements of its counsel and independent accountants; the costs and expenses of the preparation, filing, printing and mailing of Registration statements and related marketing materials; costs and expenses of the preparation, printing and mailing of annual and interim reports, proxy materials and other communications to shareholders of the Fund; and fees required in connection with the offer and sale of shares. The Distributor shall bear the expenses of registration or qualification of the Distributor as a dealer or broker and under federal or state laws and the expenses of continuing such registration or qualification. The Distribution Agreement will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or (ii) by the vote of a majority of the outstanding voting securities of the Fund, in accordance with Section 15 of the 1940 Act. If the Distribution Agreement is terminated (or not renewed) with respect to the Fund or one or more of the classes thereof, it will continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
The Fund offers a single class of shares (collectively, the “Shares”).
Purchases and Redemptions of Fund Shares
Purchases and redemptions of Fund shares are discussed in the Prospectus and that information is incorporated herein by reference.
PERFORMANCE INFORMATION
From time to time, the Trust may make available certain information about the performance of the Fund. Information about the Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.
The total return of the Fund may be included in advertisements or other written material. When the Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, or for other periods as permissible under applicable regulation, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements may also show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at NAV). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.
The Trust may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class NAV per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.
Performance information is computed separately for each class of the Fund. The Trust may, from time to time, include the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. The Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services or other firms as having the same investment goals. Information provided to any newspaper or similar listing of the Fund’s NAV and public offering prices will separately present each class of shares. The Fund also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.
Performance information for the Fund often is compared in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare the Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment goals, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and/or (iii) the CPI (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices typically assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.
The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.
In its advertisements and other materials, the Fund may compare the returns over periods of time of investments in equities, debt and treasury bills to each other and to the general rate of inflation.
The Fund may also compare the relative historic returns and range of returns for an investment in each of equities, debt and treasury bills to a fund that blends all three investments.
The Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.
The Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.
Articles or reports which include information relating to performance, rankings and other characteristics of the Fund may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar and Lipper. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Trust. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Fund.
From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.
TAXATION
The following summarizes certain additional U.S federal income tax considerations generally affecting the Fund and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Fund. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, local, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.
The Fund intends to qualify annually and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To be taxed as a RIC, the Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute (or be deemed to distribute pursuant to the consent dividend procedure described below) each taxable year dividends of an amount at least equal to the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and available capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. The Fund may utilize the consent dividend provisions of the Code to make deemed distributions. Provided that all shareholders agree in a consent filed with the return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution and taxed just as any other distribution paid in money and reinvested back into the Fund with a corresponding increase in cost basis for the shareholder. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, the Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of, (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, the Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to U.S. federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.
In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares; any amounts distributed in excess of such basis will be taxable to the shareholder in the same manner as a sale or exchange of such shares.
The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.
If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a RIC in a subsequent year.
Distributions
All dividends and distributions of the Fund, regardless of whether received in shares or cash, generally are taxable and must be reported on each shareholder’s U.S. federal income tax return. Dividends paid from the Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will generally not be subject to U.S. federal income tax to the extent permitted under the applicable tax exemption.
Dividends paid by the Fund may be eligible for the corporate dividends received deduction to the extent derived from dividends received by the Fund from a domestic corporation and assuming certain holding period and other requirements are satisfied. Because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will generally not derive significant amounts of qualified dividend income that would be eligible for the corporate dividends received deduction.
Distributions of net capital gains, if any, properly reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the corporate dividends received deduction. Any distributions that are not from the Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain. The tax treatment of dividends and distributions will be the same regardless of whether a shareholder reinvests them in additional shares or elects to receive them in cash.
Current tax law generally provides for a maximum long-term capital gains tax rate for individual taxpayers of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts on long-term capital gains and on certain qualified dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments and swaps generally will not qualify for the lower rates. Further, because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
For any traditional IRA account that becomes dormant and subject to escheatment under state unclaimed property law, the IRS requires reporting of the amount escheated on IRS Form 1099R and income tax withholding at the time of escheatment in accordance with any prior withholding election or at 10%, if no prior withholding election is in place.
Sales of Shares
Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-

term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares before January 31 of the calendar year following the calendar year in which the original stock was disposed of at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.
The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding
The Fund may be required to withhold tax at the current rate of 24% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.
Options, Futures and Forward Contracts, and Swap Agreements
The diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be “Section 1256 contracts.” Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.
The Fund may make one or more of the elections available under the Code that is applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in swap agreements.
The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
Short Sales
Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.
Debt Obligations at Risk of Default
Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.
Qualified Business Income Deduction
Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Currently, eligible non-corporate shareholders can claim the deduction for tax years beginning after December 31, 2017, and ending on or before December 31, 2025. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the Fund from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to future regulatory guidance to the contrary, distributions attributable to certain publicly traded partnership income from the Fund’s investments in publicly traded partnerships will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from a publicly traded partnership.
Passive Foreign Investment Companies
The Fund may invest in the stock of foreign corporations, which may be classified under the Code as PFICs. In general, a foreign corporation is classified as a PFIC for a taxable year if 75% or more of its gross income is passive income as defined in Section 1297 of the Code, or if 50% or more of the value of its assets either produce or are held for the production of passive income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a

PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Foreign Currency Transactions
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Taxation
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. However, even if the Fund qualifies to make such election for any year, it may determine not to do so. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified whether the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. For individuals, their foreign taxes generally are not deductible in computing alternative minimum taxable income.
Commodity-Linked Instruments
The Fund’s use of commodity-linked instruments can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Original Issue Discount and Market Discount
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield/high risk corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is generally “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”
The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
Real Estate Investment Trusts (“REITs”)
The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like RICs, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends,” although individuals receive REIT ordinary dividends as described above. Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be reported as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.
Mortgage-Related Securities
The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”).
Excess Inclusion Income
Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. The Fund’s direct or indirect investments in REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to recognize “excess inclusion income.”
Depending on the circumstances, the Fund may allocate the excess inclusion income among Fund shareholders. Such excess inclusion income may: (i) constitute taxable income as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust. To the extent the Fund’s “excess inclusion income” is attributable to a charitable remainder trust, the Fund is subject to tax on the portion of “excess inclusion income” that is so attributable at the 21% corporate income tax rate, and the Fund may allocate the tax paid on the “excess inclusion income” attributable to the charitable remainder trust or other tax-exempt shareholder to such trust or shareholder. Such election would reduce such shareholders’ distributions for the year by the amount of the tax attributable to such shareholders’ proportionate interests in the Fund.
Constructive Sales
Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.
Non-U.S. Shareholders
Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by a beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will generally not be subject to withholding of U.S. federal income tax.
Dividends that are properly reported by the Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by the Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Fund will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, the Fund may report all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.
Income Tax on Sale of the Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a trade or business in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “United States real property holding corporation” within the meaning of the Code and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. The Fund will be a “United States real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you, to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain, therefore subjecting you to U.S. federal income tax and requiring you to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the U.S. federal tax on income referred above.
Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will generally be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.
The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.
Other Taxation
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
OTHER INFORMATION

Transfer Agency Services
U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, located at 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202, also serves as the transfer agent and dividend disbursing agent of the Trust (the “Transfer Agent”) pursuant to a Transfer Agent Servicing Agreement among the Trust and U.S. Bank Global Fund Services (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, the Transfer Agent, among other things, receives and processes all orders for transactions of shares, processes purchase and redemption orders, processes transfers of shares, makes changes to shareholder records, mails shareholder reports and prospectuses to current shareholders, pays dividends and distributions, provides shareholder account information and performs certain shareholder servicing functions. AIS is responsible for compensating the Transfer Agent for the services it provides under the Transfer Agency Agreement.
Custody Services
Pursuant to a Custody Agreement entered into between the Trust and U.S. Bank National Association (the “Custodian”), the Custodian provides asset custody services including safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Trust’s investments, and maintaining the required books and accounts in connection with such activity. The Custodian will place and maintain foreign assets of the Trust in the care of eligible foreign custodians determined by the Custodian and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. AIS is responsible for compensating the Custodian for the services it provides under the Custodian Services Agreement.
Capitalization
The Trust is a Delaware statutory trust established pursuant to a Declaration of Trust dated November 29, 2022. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board may establish additional Funds (with different investment goals and fundamental policies) and additional classes of shares within the Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.
Shareholder and Trustee Liability
Under the Trust’s organizational documents, shareholders may not be held personally liable for the liabilities and obligations of any Fund or the Trust. A shareholder of any Fund held to be personally liable solely by reason of being a shareholder of such Fund and not because of his or her acts or omissions or for some other reason, shall be held harmless and indemnified out of the applicable Fund’s assets for all loss and expense arising from such liability.
In addition, the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.
Control Persons and Principal Holders of Securities
Generally, a shareholder who owns more than 25% of the outstanding shares of the Fund could be deemed to “control” the voting securities of the particular Fund, as such term is defined in the 1940 Act.
Because the Fund had not commenced operations as of the date of this SAI, the Fund has no control persons or principal shareholders.
Voting Rights
Shareholders of the Fund are given certain voting rights as described in the Trust’s Declaration of Trust and By-Laws. Each share of the Fund will be given one vote.
Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board may cause the Fund to dissolve or enter into reorganizations without the approval of shareholders.
Financial Statements
Because the Fund has not commenced operations as of the date of this SAI, no financial statements are available.
Independent Registered Public Accounting Firm
[ ] serves as the independent registered public accounting firm for the Trust (the “Auditor”) and provides audit services and review of certain documents to be filed with the SEC. The address of Auditor is [ ].
Counsel
Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.
Code of Ethics
The Trust, the Adviser, the Distributor, and the Sub-Adviser have adopted codes of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act which have been approved by the Trust’s Board. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, the Distributor or Sub-Adviser who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board on material compliance violations.
Proxy Voting Policies and Procedures
With respect to the Fund, the Board has delegated proxy voting responsibilities with respect to the Fund to the Sub-Adviser, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Sub-Adviser and applicable regulations. The Sub-Adviser has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Sub-Adviser and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Sub-Adviser’s Policies would apply.
The Policies set forth the Sub-Adviser’s general position on various proposals. However, the Sub-Adviser may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which the Sub-Adviser or its affiliates serve as investment manager.
Set forth in Appendix B are the Policies for the Sub-Adviser, as prepared and provided by the Sub-Adviser. Generally, information regarding how the Fund has voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available after filing, without charge, (i) on the Trust’s website at https://www.aristotlefunds.com/resources/prospectuses-reports, and (ii) on the SEC’s website at http://www.sec.gov.
Registration Statement
This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are available on the SEC’s website at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDICES
Appendix A: Description of Fixed Income/Debt Instrument Ratings
Three of the most common nationally recognized statistical rating organizations (“NRSRO”) are Standard and Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below. The Adviser and the Sub-Adviser may utilize other NRSROs.
If NRSROs assign different ratings to the same security, the Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.
Long-Term Ratings
Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each NRSRO.
Investment Grade
Standard & Poor’s
(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)
AAA    An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA    An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A    An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB    An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s
(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)
Aaa        Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa        Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A        Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa    Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch
(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)
AAA    Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA    Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A    High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB    Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade
Standard & Poor’s
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)
BB    An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B    An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC    An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC    An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C    An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D    An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s
(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)
Ba        Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B        Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa        Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.
Ca    Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C    Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch
(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)
BB    Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B    Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC    Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC        Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C    Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings
Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.
Standard & Poor’s
A-1    A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2    A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3    A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B    A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C    A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D    A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s
P-1        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP        Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch
F1    Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2    Good credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3    Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B    Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C        High short-term default risk. Default is a real possibility.
RD    Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D        Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Aristotle Investment Services, LLC
Proxy Voting Policies and Procedures

1.PROXY VOTING

The Investment Company Act of 1940 requires that funds that invest in voting securities disclose their proxy voting policies and procedures in their registration statement and file annually with the SEC and make available to their shareholders their actual proxy voting record. Aristotle Investment does not have authority to trade securities. In the event Aristotle Investment obtains such authority, Aristotle Investment will (i) adopt proxy policies reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including addressing material conflicts of interest; (ii) disclose to shareholders information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to ensure greater transparency in the voting of proxies.

OPERATIONAL GUIDELINES
Aristotle Investment has delegated proxy voting responsibility to the Fund sub-adviser. Aristotle Investment Compliance is responsible for monitoring that each sub-adviser has appropriate policies and procedures for fulfilling proxy voting obligation with respect to their holdings and has fulfilled their obligation or disclosed to Aristotle Investment Compliance reasons why a proxy ballot was not acted upon. The Aristotle Funds Series Trust counsel with the support of the Fund Administrator is responsible for ensuring that appropriate disclosures are made in the Trust prospectus and statement of additional information.

Aristotle Pacific Capital, LLC
Proxy Voting Policies and Procedures
Last Updated
September 30, 2024

Summary
Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, Aristotle Pacific Capital, LLC (“Aristotle Pacific”)’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

Aristotle Pacific’s authority to vote proxies for clients is established by the Investment Management Agreement (“IMA”) or comparable documents. Aristotle Pacific manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy
Aristotle Pacific generally follows the voting guidelines included in this Policy; however, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest
Aristotle Pacific takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when Aristotle Pacific votes a proxy for an issuer with whom:
•Aristotle Pacific maintains a material business relationship
•Aristotle Pacific Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of Aristotle Pacific will only be considered to the extent that Aristotle Pacific has actual knowledge of such material business relationships. Aristotle Pacific employees are periodically, and no less than annually, reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the Aristotle Pacific CCO. Additionally, employees of Aristotle Pacific, including senior management and the portfolio managers, are required to disclose certain activities, relationships and personal interests that may create, or appear to create an actual or potential conflict of interest. Aristotle Pacific will not vote proxies relating to such issuers identified as being ii involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, Aristotle Pacific will choose among the following options to eliminate such conflict:
•Vote in accordance with the Voting Guidelines (outlined below), if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;
•If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;
•If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;
•If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that Aristotle Pacific acted in the best interest of its clients.

Abstaining from Proxy Voting
In certain circumstances, Aristotle Pacific may choose to abstain from voting a proxy. In instances when Aristotle Pacific deems abstention to be in the best interest of its client(s), Aristotle Pacific will formally indicate its abstention on the proxy to ensure the vote is properly recorded. Considerations that may cause Aristotle Pacific to abstain from voting include but are not limited to:
•When the cost of voting the proxy outweighs the benefits or is otherwise impractical;
•International constraints for timing and meeting deadlines;
•Restrictions on foreign securities including share blocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting); and
•Any instance where the Firm feels there is insufficient information to determine the most reasonable course of action on behalf of a client; and
•When a client provides specific instruction to abstain from a vote as outlined in the Client Instruction section below.

Any proxies that Aristotle Pacific chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction
Under certain circumstances a client may delegate proxy voting authority to Aristotle Pacific and provide specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, Aristotle Pacific will vote in accordance with the client’s specific instructions which may or may not align with this policy. Clients should be aware that providing specific instructions may result in voting that may be contrary to how Aristotle Pacific would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations
Aristotle Pacific may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. Aristotle Pacific may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, Aristotle Pacific generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and the Aristotle Pacific CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures
Aristotle Pacific provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines
Proxy proposals generally fall into one of the following categories: Reports and approval of accounts; Financial operations; Board elections; Remuneration; Engagement; and other relevant issues (e.g., shareholder and business proposals) In all cases, Aristotle Pacific will vote the proxies in a manner that is consistent with the best interest of its clients as follows:

•Reports and approval of accounts (e.g., approval of financial statements, allocation of income, appointment of auditors, etc.): Aristotle Pacific generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.
•Financial operations (e.g., mergers and acquisitions, corporate restructuring, etc.): Aristotle Pacific generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

•Board elections: Board nominations are evaluated on a case-by-case basis. Aristotle Pacific is supportive of NASDAQ’s Diversity requirements[1]. In the event any underlying issuer does not have at least two diverse[2] board members, we expect to vote against resolutions or proposals to re-elect or appoint a new, non-diverse board candidate[3]. Where an issuer has two or more diverse board members, Aristotle Pacific may vote in-line with the recommendations of a company’s Board of
•Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

•Remuneration and compensation practices: Votes related to remuneration and compensation are evaluated on a case-by-case basis. Aristotle Pacific expects to specifically review instances of increased compensation (including bonus compensation) when the CEO to median employee ratio is higher than 300 to 1[4] based on public remuneration disclosures by an issuer.

•Shareholder engagement related proxies: These proxies are evaluated on a case-by-case basis. Aristotle Pacific generally expects to vote against any resolution that would reduce or restrict shareholder rights or engagement activities without compensation deemed reasonable to justify such restriction.

•Shareholder proposals and other voting issues, including ESG-related issues not described above, are evaluated on case-by-case basis with consideration to our ESG policy. If a proposal relates to the disclosure of material[5] ESG-related information (e.g., disclosure related to climate risk), and does not create duplicate disclosure effort or an unreasonable cost burden to the company, we generally expect to vote in favor of such proposal.

Procedures
All proxies are sent to the appropriate Aristotle Pacific portfolio manager(s), ESG product specialist and analyst responsible for the security held in a client account for their review and recommendation. These individuals research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. Aristotle Pacific portfolio managers are ultimately responsible for voting any client proxy. Aristotle Pacific uses information gathered from research, company management, and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, Aristotle Pacific votes proxies in a manner intended to protect and enhance the economic value of the securities held in client accounts.

Aristotle Pacific utilizes ISS ProxyExchange (“ProxyExchange”) to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyExchange generates reports and provides information to assist in the review and monitoring of votes cast. The holdings in certain client accounts are electronically sent to the ProxyExchange system by the custodians to ensure that Aristotle Pacific is voting the most current share position for clients. Once Compliance receives email notification from ProxyExchange that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the appropriate parties for review. The portfolio managers respond with their voting decisions.

[1] https://listingcenter.nasdaq.com/assets/RuleBook/Nasdaq/filings/SR-NASDAQ-2020-081.pdf
[2] Defined per NASDAQ (see Footnote 1) as referring to any person who self-identifies as female, Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Middle Eastern / North African, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+.
[3] Aristotle Pacific’s review is limited to publicly available data that is reasonably practicable to locate or otherwise identify, and/or readily available in ESG disclosures
[4] https://www.forbes.com/sites/niallmccarthy/2021/07/15/americas-most-staggering-ceo-to-worker-pay-ratios-infographic/?sh=59eb3a762c56
[5] As defined by SASB as ESG risks that create a financial or operational impairment to a company https://www.sasb.org/standards/materiality-map/
Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyExchange to the client, client account custodian or third party as defined in the IMA confirming that proxies have been voted. An email is received from ProxyExchange confirming the vote was submitted.

Any proxies that Aristotle Pacific votes outside of these general Voting Guidelines will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

For those client accounts not on the ProxyExchange system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyExchange, the proxy material is verified to have been received for the accounts not on ProxyExchange as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with Aristotle Pacific’s instructions. The final authority and responsibility for proxy voting remains with Aristotle Pacific.

Oversight Controls
Compliance reviews the proxy votes cast to make sure Aristotle Pacific is following the proxy voting policies and procedures. Compliance reviews, no less than annually, the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

ARISTOTLE FUNDS SERIES TRUST

Part C: OTHER INFORMATION
Item 28. Exhibits

(a)(1)
Aristotle Funds Series Trust’s (the “Trust” or “Registrant”) Agreement and Declaration of Trust dated November 29, 2022 is incorporated by reference to Exhibit (a)(1) to Registrant’s Registration Statement filed on Form N-1A via EDGAR on January 13, 2023.

(b)(1)	Registrant’s By-Laws dated November 29, 2022 are incorporated by reference to Exhibit (b)(1) to Registrant’s Registration Statement filed on Form N-1A via EDGAR on January 13, 2023.
(c)	Certificates for Shares will not be issued. Articles II, VI, and VII of the Declaration of Trust and Articles I and V of the By-Laws define the rights of holders of the Shares.
(d)(1)(i)
Investment Advisory Agreement between the Registrant and Aristotle Investment Services, LLC (“AIS”) dated April 17, 2023 is incorporated by reference to Exhibit (d)(1)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(d)(1)(ii)
Amendment to Exhibit A to the Investment Advisory Agreement dated April 1, 2024 is incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 1, 2024.

(d)(1)(iii)
Amendment to Amended and Restated Fee Waiver Agreement dated December 5, 2025 is incorporated by reference to Exhibit (d)(1)(iii) to Post-Effective Amendment No. 18 to Registrant's Registration Statement filed on Form N-1A via EDGAR on December 5, 2025.

(d)(1)(iv)
Amendment to Investment Advisory Agreement between the Registrant and AIS dated June 12, 2025 is incorporated by reference to Exhibit (d)(1)(iv) to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed on Form N-1A via Edgar on June 20, 2025.

(d)(2)(i)
Subadvisory Agreement between AIS and Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) dated April 17, 2023 is incorporated by reference to Exhibit (d)(2) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(d)(2)(ii)
Amendment to Subadvisory Agreement between AIS and Aristotle Atlantic is incorporated by reference to Exhibit (d)(2)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(d)(3)(i)
Subadvisory Agreement between AIS and Aristotle Capital Boston, LLC (“Aristotle Boston”) dated April 17, 2023 is incorporated by reference to Exhibit (d)(3) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(d)(3)(ii)
Amendment to Subadvisory Agreement between AIS and Aristotle Boston dated October 23, 2023 is incorporated by reference to Exhibit (d)(3)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(d)(4)(i)
Subadvisory Agreement between AIS and Aristotle Capital Management, LLC (“Aristotle Capital”) dated April 17, 2023 is incorporated by reference to Exhibit (d)(4) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(d)(4)(ii)
Amendment to Subadvisory Agreement between AIS and Aristotle Capital dated October 23, 2023 is incorporated by reference to Exhibit (d)(4)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(d)(5)
Subadvisory Agreement between AIS and Aristotle Pacific Capital LLC (“Aristotle Pacific”) dated April 17, 2023 is incorporated by reference to Exhibit (d)(5) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(d)(5)(i)
Amendment to Subadvisory Agreement between AIS and Aristotle Pacific dated June 12, 2025 is incorporated by reference to Exhibit (d)(5)(i) to Post-Effective Amendment No. 15 to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(d)(6)
Subadvisory Agreement between AIS and Pacific Life Fund Advisors LLC (“PLFA”) dated April 10, 2023 is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on October 17, 2023.

(e)(1)(i)
Distribution Agreement between the Registrant and Foreside Financial Services, LLC, is incorporated by reference to Exhibit (e)(1)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(e)(1)(ii)
Second Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated February 17, 2025 is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(e)(1)(iii)
Third Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated June 12, 2025 is incorporated by reference to Exhibit (e)(1)(iii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(g)(1)(i)	Custodian Agreement is incorporated by reference to Exhibit (g)(1)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.
(g)(1)(ii)
Amendment to the Custodian Agreement dated October 23, 2023 is incorporated by reference to Exhibit (g)(1)(ii) to Post-Effective Amendment No. 12 No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2024

(g)(1)(iii)
Second Amendment to the Custodian Agreement dated May 8, 2025 is incorporated by reference to Exhibit (g)(1)(iii) to Post-Effective Amendment No. 15 to to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(h)(1)(i)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit (h)(1)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(h)(1)(ii)
Amendment to the Transfer Agent Servicing Agreement dated October 23, 2023 is incorporated by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 12 No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2024.

(h)(1)(iii)
Second Amendment to the Transfer Agent Servicing Agreement dated May 8, 2025 is incorporated by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 15 to to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(h)(2)(i)
Supervision and Administration Agreement between the Registrant and AIS dated April 17, 2023 is incorporated by reference to Exhibit (h)(2)(i) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on October 17, 2023.

(h)(2)(ii)
Amendment to Schedule A to the Supervision and Administration Agreement dated April 1, 2024 is incorporated by reference to Exhibit (h)(2)(ii) to Post-Effective Amendment No. 10 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 1, 2024.

(h)(2)(iii)
Amendment to Supervision and Administration Agreement dated December 5, 2025 is incorporated by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 18 to Registrant's Registration Statement filed on Form N-1A via EDGAR on December 5, 2025.

(h)(3)(i)
Fund Sub-Administration Servicing Agreement between Aristotle Investment Services, LLC and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit (h)(3)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(h)(3)(ii)
Amendment to the Sub-Administration Servicing Agreement dated October 23, 2023 is incorporated by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 12 No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2024.

(h)(3)(iii)
Second Amendment to the Sub-Administration Servicing Agreement dated May 8, 2025 is incorporated by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 15 to to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(h)(4)(i)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Exhibit (h)(4)(i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(h)(4)(ii)
Amendment to the Fund Accounting Servicing Agreement dated October 23, 2023 is incorporated by reference to Exhibit (h)(4)(ii) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2024.

(h)(4)(iii)
Second Amendment to the Fund Accounting Servicing Agreement dated May 9, 2025 is incorporated by reference to Exhibit (h)(4)(iii) to Post-Effective Amendment No. 15 to to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(h)(5)
Form of Indemnification Agreement between the Registrant and each Trustee of the Trust is incorporated by reference to Exhibit (h)(5) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(h)(6)
Fund of Funds Investment Agreement between the Registrant and Vanguard Funds dated February 15, 2023 is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on October 17, 2023.

(h)(6)(i)
Schedule A Fund of Funds Investment Agreement between the Registrant and Vanguard Funds dated July 18, 2023 is incorporated by reference to Exhibit (h)(6)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(h)(7)
Fund of Funds Investment Agreement between the Registrant and Pacific Life Funds dated April 10, 2023 is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 6 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on October 17, 2023.

(h)(8)	Credit Agreement is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 3 to Registrant's Registration Statement filed on Form N-1A via EDGAR on July 28, 2023.
(h)(8)(i)
Form of First Amendment to Credit Agreement with respect to Aristotle Floating Rate Income Fund dated November 21, 2023 is incorporated by reference to Exhibit (h)(8)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(h)(8)(ii)
Form of Second Amendment to Credit Agreement with respect to Aristotle Floating Rate Income Fund dated November 19, 2024 is incorporated by reference to Exhibit (h)(8)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(h)(9)	Loan Agreement is incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 3 to Registrant's Registration Statement filed on Form N-1A via EDGAR on July 28, 2023.
(h)(9)(i)
Form of First Amendment to Loan Agreement dated November 30, 2023 is incorporated by reference to Exhibit (h)(9)(i) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(h)(9)(ii)
Form of Second Amendment to Loan Agreement dated June 13, 2024 is incorporated by reference to Exhibit (h)(9)(ii) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(h)(10)
Fund of Funds Investment Agreement between the Registrant and Blackrock dated October 9, 2023 is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 13 to Registrant's Statement filed on Form N-1A via EDGAR on April 9, 2025.

(h)(11)
Expense Limitation Agreement between Aristotle Investment Services, LLC (“AIS”) and the Registrant dated June 12, 2025 is incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 15 to to Registrant's Registration Statement filed on Form N-1A via EDGAR on June 20, 2025.

(i)(i)	Opinion and Consent of Counsel is incorporated by reference to Exhibit (i) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.
(i)(ii)
Opinion and Consent of Counsel with respect to Class R6 Shares of Aristotle Value Equity Fund is incorporated by reference to Exhibit (i)(ii) to Post-Effective Amendment No. 9 to Registrant's Registration Statement filed on Form N-1A via EDGAR on January 29, 2024.

(i)(iii)	Opinion of Counsel with respect to Aristotle Pacific Exclusive Fund Series H and Aristotle Pacific Exclusive Fund Series I — to be filed by subsequent amendment
(i)(iv)	Opinion of Counsel with respect to Aristotle Pacific Exclusive Fund Series C — to be filed by subsequent amendment
(j)	Consent of Independent Registered Public Accounting Firm — to be filed by subsequent amendment
(l)(1)	Purchase Agreement – Not applicable.
(m)(1)
Class A and Class C Distribution and Service Plan is incorporated by reference to Exhibit (m)(1) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(n)
Amended and Restated Multi-Class Plan dated September 11, 2025 is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to Registrant's Registration Statement filed on Form N-1A via EDGAR on December 5, 2025.

(p)(1)
Code of Ethics for Aristotle Investment Services is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(p)(2)
Code of Ethics for Aristotle Atlantic is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(p)(3)
Code of Ethics for Aristotle Boston is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(p)(4)
Code of Ethics for Aristotle Capital is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(p)(5)
Code of Ethics for Aristotle Credit is incorporated by reference to Exhibit (p)(5) to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on April 10, 2023.

(p)(6)
Code of Ethics for Aristotle Pacific is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(p)(7)
Code of Ethics for Pacific Life Fund Advisors LLC is incorporated by reference to Exhibit (p)(7) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement filed on Form N-1A via EDGAR on July 29, 2025.

(99)	Powers of Attorney are incorporated by reference to Exhibit (99) to Registrant’s Registration Statement filed on Form N-1A via EDGAR on January 13, 2023.
Item 29. Persons Controlled by or Under Common Control with the Fund
None.
Item 30. Indemnification
Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust and to the Registrant’s By-Laws.
Title 12, Chapter 38, Section 3817 of the Delaware Code and Article VIII of the Registrant’s Agreement and Declaration of Trust as filed as Exhibit (a)(1) to the Registrant’s registration statement provides for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent authorized by applicable law.
Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser
Any other business, profession, vocation, or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.
Aristotle Investment Services, LLC	11100 Santa Monica Boulevard, Suite 1700 Los Angeles, CA 90025	801-127110
Aristotle Atlantic Partners, LLC	50 Central Avenue, Suite 750 Sarasota, FL 34236	801-108579
Aristotle Capital Boston, LLC	One Federal St., 36th Floor Boston, MA 02110	801-80368
Aristotle Capital Management, LLC	11100 Santa Monica Boulevard, Suite 1700 Los Angeles, CA 90025	801-60014
Aristotle Pacific Capital, LLC	840 Newport Center Drive, Suite 700 Newport Beach, CA 92660	801-117402
Pacific Life Fund Advisors LLC	700 Newport Center Drive Newport Beach, CA 92660	801-15057
Item 32.    Foreside Financial Services, LLC
(a)    Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1. 13D Activist Fund, Series of Northern Lights Fund Trust
2. 2nd Vote Funds
3.AAMA Equity Fund, Series of Asset Management Fund
4.AAMA Income Fund, Series of Asset Management Fund
5.Advisers Investment Trust
6.AG Twin Brook Capital Income Fund
7.AltShares Trust
8.American Beacon AHL Trend ETF, Series of American Beacon Select Funds
9.American Beacon GLG Natural Resources ETF, American Beacon Select Funds
10.Aristotle Funds Series Trust
11.Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
12.Bow River Capital Evergreen Fund
13.Connetic Venture Capital Access Fund
14.Constitution Capital Access Fund, LLC
15.Datum One Series Trust
16.Diamond Hill Funds
17.Diamond Hill Securitized Credit Fund
18.Driehaus Mutual Funds
19.FMI Funds, Inc.
20.Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
21.Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
22.Inspire 100 ETF, Series of Northern Lights Fund Trust IV
23.Inspire 500 ETF, Series of Northern Lights Fund Trust IV
24.Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
25.Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
26.Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
27.Inspire International ETF, Series of Northern Lights Fund Trust IV
28.Inspire Momentum ETF, Series of Northern Lights Fund Trust IV
29.Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
30.Inspire Tactical Balanced ETF, Series of the Northern Lights Fund Trust IV
31.LifeX 2035 Term Income ETF, Series of Stone Ridge Trust
32.LifeX 2040 Term Income ETF, Series of Stone Ridge Trust
33.LifeX 2045 Term Income ETF, Series of Stone Ridge Trust
34.LifeX 2048 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
35.LifeX 2048 Longevity Income ETF, Series of Stone Ridge Trust
36.LifeX 2049 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
37.LifeX 2049 Longevity Income ETF, Series of Stone Ridge Trust

38.LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
39.LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
40.LifeX 2051 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
41.LifeX 2051 Longevity Income ETF, Series of Stone Ridge Trust
42.LifeX 2052 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
43.LifeX 2052 Longevity Income ETF, Series of Stone Ridge Trust
44.LifeX 2053 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
45.LifeX 2053 Longevity Income ETF, Series of Stone Ridge Trust
46.LifeX 2054 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
47.LifeX 2054 Longevity Income ETF, Series of Stone Ridge Trust
48.LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
49.LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
50.LifeX 2056 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
51.LifeX 2056 Longevity Income ETF, Series of Stone Ridge Trust
52.LifeX 2057 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
53.LifeX 2057 Longevity Income ETF, Series of Stone Ridge Trust
54.LifeX 2058 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
55.LifeX 2058 Longevity Income ETF, Series of Stone Ridge Trust
56.LifeX 2059 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
57.LifeX 2059 Longevity Income ETF, Series of Stone Ridge Trust
58.LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
59.LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
60.LifeX 2061 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
61.LifeX 2061 Longevity Income ETF, Series of Stone Ridge Trust
62.LifeX 2062 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
63.LifeX 2062 Longevity Income ETF, Series of Stone Ridge Trust
64.LifeX 2063 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
65.LifeX 2063 Longevity Income ETF, Series of Stone Ridge Trust
66.LifeX 2064 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
67.LifeX 2064 Longevity Income ETF, Series of Stone Ridge Trust
68.LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
69.LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
70.Macquarie Energy Transition ETF, Series of Macquarie ETF Trust
71.Macquarie Focused Emerging Markets Equity ETF, Series of Macquarie ETF Trust
72.Macquarie Focused Large Growth ETF, Series of Macquarie ETF Trust
73.Macquarie Global Listed Infrastructure ETF, Series of Macquarie ETF Trust
74.Macquarie National High-Yield Municipal Bond ETF, Series of Macquarie ETF Trust
75.Macquarie Tax-Free USA Short Term ETF, Series of Macquarie ETF Trust
76.Meketa Infrastructure Fund
77.Nomura Alternative Income Fund
78.Praxis Mutual Funds
79.Primark Meketa Private Equity Investments Fund
80.SA Funds – Investment Trust
81.Sequoia Fund, Inc.
82.Simplify Exchange Traded Funds
83.Siren ETF Trust
84.Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V
85.Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
86.Stone Ridge Post-Event Reinsurance Fund, Series of Stone Ridge Trust IV
87.Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
88.Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
89.TCW ETF Trust
90.Zacks Trustt
91.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)    Not applicable.

Item 33. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be generally maintained by AIS at 11100 Santa Monica Blvd., Suite 1700, Los Angeles, CA 90025. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

Item 34. Management Services
Not applicable.

Item 35. Undertakings
Not applicable.

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on December 16, 2025.

ARISTOTLE FUNDS SERIES TRUST

By:	/s/ Richard Schweitzer
Richard Schweitzer
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Richard Schweitzer	President and Trustee	December 16, 2025
Richard Schweitzer	(Principal Executive Officer)

/s/ Joshua B. Schwab	Treasurer and Vice President	December 16, 2025
Joshua B. Schwab	(Principal Financial Officer)

*	Trustee	December 16, 2025
Joseph Chi

*	Trustee	December 16, 2025
Wendy Greuel

*	Trustee	December 16, 2025
Warren A. Henderson

*By: /s/ Richard Schweitzer
Richard Schweitzer
Attorney-in-Fact

Exhibit List

Exhibit Number	Description